AMENDED AND RESTATED
                              SHIPBUILDING CONTRACT


                                       for


                   CONSTRUCTION OF ONE (1) 22,000 CUBIC METERS
                         LIQUEFIED ETHYLENE GAS CARRIER

                                 (HULL NO. 2247)


                               Date: June 26, 1997


                                     between



                             NAVIGATOR HOLDINGS PLC

                                    as BUYER



                                       and


                   CHINA SHIPBUILDING TRADING COMPANY, LIMITED

                                       and

                                JIANGNAN SHIPYARD

                             Collectively as SELLER


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                              Amended and Restated
                           Shipbuilding Contract H2247


                              AMENDED AND RESTATED
                              SHIPBUILDING CONTRACT

                                       FOR

                   CONSTRUCTION OF ONE (1) 22,000 CUBIC METERS
                         LIQUEFIED ETHYLENE GAS CARRIER

                                 (HULL NO. 2247)


        This AMENDED AND RESTATED SHIPBUILDING CONTRACT (the "Contract"), entered into this 26th day of June, 1997 by and between Navigator Holdings PLC (formerly named Navigator Holdings, Ltd.), a company organized and existing under the laws of the Isle of Man, having its registered office at 15-19 Athol Street, Douglas, Isle of Man, (hereinafter called the "BUYER") on one part; and CHINA SHIPBUILDING TRADING COMPANY, LIMITED, a corporation organized and existing under the Laws of the People's Republic of China, having its registered office at 10 Yue Tan Bei Xiao Jie, Beijing 100861, the People's Republic of China (hereinafter called "CSTC"), and JIANGNAN SHIPYARD, a corporation organized and existing under the laws of the People's Republic Of China, having its registered office at 2 Gao Xiong Road, Shanghai 200011, the People's Republic of China (hereinafter called the "BUILDER" and collectively with CSTC, the "SELLER") on the other part.

        The BUYER and SELLER are parties to the SHIPBUILDING CONTRACT for the construction of one (1) 22,000 cubic meter liquified ethylene gas carrier (Hull No. 2247), dated February 4th, 1997, and desire to amend and restate the terms thereof in accordance with the terms and provisions of this AMENDED AND RESTATED SHIPBUILDING CONTRACT.

        This AMENDED AND RESTATED SHIPBUILDING CONTRACT is being executed and delivered simultaneously with the execution and delivery of four separate and individual Shipbuilding Contracts as restated and amended (the "Related Contracts") between the SELLER and the BUYER each dated as of the date hereof with respect to the construction of four sister vessels which will have the BUILDER's Hull designation numbers 2245, 2246, 2248 and 2249 (collectively, the "SISTER VESSELS").



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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                   WITNESSETH

        In consideration of the mutual covenants contained herein, the SELLER agrees to build, launch, equip and complete at the BUILDER's Shipyard and to sell and deliver to the BUYER after completion and successful trial one (1) 22,000 Cubic Meters Liquefied Ethylene Gas Carrier (hereinafter called the "VESSEL") as more fully described in Article I hereof to be registered under the flag of Liberia and the BUYER agrees to purchase and take delivery of the aforesaid VESSEL from the SELLER and to pay for the same all in accordance with the terms and subject to the conditions hereinafter set forth.

                                    ARTICLE I
                              DESCRIPTION AND CLASS

1.      DESCRIPTION

        The BUILDER shall, at its Jiangnan Shipyard, located at 2 Gao Xiong Road, Shanghai 200011, the People's Republic of China (hereinafter called the "Shipyard"), construct, launch, equip, supply, and in all respects complete so as to be ready for immediate operation (subject to the gas trials as set forth in Article VII, Section 7), and deliver to the BUYER a 22,000 cubic meter liquefied ethylene gas carrier with 22,800 deadweight tons of carrying VCM on scantling draft of 10.90 meters and the class described below in Article I,
Section 2 (hereinafter called the "VESSEL"), to be designated as Hull No. 2247, together with all machinery, materials, parts, supplies, equipment, appurtenances, and all other items necessary to and for the said construction, completion, delivery, and operation of the VESSEL.

        The VESSEL shall be built and completed in accordance with the following:

        (1)       Specifications (Drawing No. 2LG970104)
        (2)       General Arrangement (Drawing No. 2LG970102) (preliminary)
        (3)       Maker List (Drawing No. 2LG970105)

attached hereto and made a part hereof and signed by each of the parties to this Contract (items 1 through 3 of this Article, Section 1 are collectively referred to herein as the "Specifications").

        Should there be any discrepancy between this Contract and the Specifications, the provisions in this Contract shall prevail. When there is no specific description in the Specifications a standard of workmanship and practices

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

equivalent to the BUILDER's shipbuilding standards as practicable, generally applicable to the construction of similar size and types of vessels, shall be applicable to the construction of the VESSEL.

        The BUILDER, at its expense, shall, unless otherwise specifically provided herein, procure and furnish all items and permissions necessary to perform its obligations hereunder including, but not limited to, (i) plans and specifications (in addition to the Specifications), labor, machinery, materials, parts, supplies, equipment, appurtenances, and (ii) licenses, permits, inspections, surveys and approvals.

2.      CLASS AND RULES

        The VESSEL, including its machinery and equipment, shall be constructed in accordance with the rules and regulations of Germanischer Lloyd (hereinafter called the "Classification Society") shall be distinguished in the record by the symbol of +100 A5 E "Liquefied Gas Carrier Type 2G" +MC E, AUT INERT and shall also comply with the rules and regulations as fully described in the Specifications.

        The requirements of the authorities as fully described in the Specifications including that of the Classification Society are to include the rules or circulars issued and becoming effective as at the date this Contract is executed and delivered (the "Effective Date").

        The SELLER shall arrange with the Classification Society to assign a representative or representatives (hereinafter called the "Classification Surveyor") to the BUILDER's Shipyard for supervision of the construction of the VESSEL.

        All fees and charges incidental to Classification and to comply with the rules, regulations issued and becoming effective as of the Effective Date as well as royalties, if any, payable on account of the construction of the VESSEL shall be for the account of the SELLER. The key plans, materials and workmanship entering into the construction of the VESSEL shall at all times be subject to inspections and tests in accordance with the rules and regulations of the Classification Society.

        Decisions of the Classification Society as to compliance or noncompliance with Classification rules and regulations shall be final and binding upon the parties hereto.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

3.      PRINCIPAL PARTICULARS AND DIMENSIONS OF THE VESSEL

        (a)       The basic dimensions of the VESSEL shall be

                  Length Overall:                             abt. 171.50m
                  Length between perpendiculars:    160.50m
                  Breadth moulded:                                    24.20m
                  Depth moulded:                              16.70m
                  Scantling Draft moulded (VCM):    10.90m
                  Deadweight (VCM):                           22,800mt
                  Draught moulded (Ammonia):                  9.35m
                  Deadweight (Ammonia):                       17,150mt
                  Design Draught moulded (Ethylene):          8.80m
                  Deadweight (Ethylene):                      15,100mt
                  Cargo Tanks Volume:                         22,000cbm

The above mentioned dimensions may be changed, if calculations of intact stability and damage stability show necessity and/or possibility during development of the design. But the guaranteed performance of the vessel such as speed, fuel consumption, deadweight and cargo tank volume as stipulated in following Clause 4, 5, 6 and 7 shall remain unchanged.

        (b)       Propelling Machinery:

                  The VESSEL shall be equipped, in accordance with the Specifications, with one (1) set of MAN B&W 6S50MC or Sulzer 6RTA52 type Main Engine.

        (c)       Gas Plant

                  The VESSEL shall be equipped with a complete set of gas plant including four (4) cargo tanks of a total volume of 22,000 cubic meters (hereinafter called the "GAS PLANT") as fully described in the Specifications.

4.      GUARANTEED SPEED

        The SELLER guarantees that the service speed of the VESSEL on ethylene condition with draft of 8.80 meters as stipulated in the Specifications at 90% MCR of main engine with 15% sea margin is to be not less than 16.5 nautical miles per hour.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        The above guaranteed speed shall be deemed having been achieved if the speed in sea trial condition as determined by the trial run is reached after correction according to the Specifications. The speed in sea trial condition, i.e. calm weather with wind not exceeding 6 knots (two degrees Beaufort scale) and sea state maximum 2 with clean bottom and running in deep smooth water, shall be determined as per the result of model test at ballast condition (about 20% deadweight at design draft (ethylene) of 8.8 m).

        The trial speed shall be corrected for wind speed and shallow water effect. The correction method of the speed shall be as specified in the Specifications.

5.      GUARANTEED FUEL CONSUMPTION

        The SELLER guarantees that the fuel oil consumption of the Main Engine is not to exceed 128 grams/brake horse power/hour at MCR of main engine at shop trial based on diesel fuel oil having a lower calorific value of 10,200 kilocalories per kilogram according to the Specifications.

6.      GUARANTEED DEADWEIGHT

        The SELLER guarantees that the VESSEL is to have a deadweight of not less than 22,800 metric tons at the scantling draft of carrying VCM of 10.90 meters in sea water of 1.025 specific gravity.

        The term, "Deadweight", as used in this Contract, shall be as defined in the Specifications.

        The actual deadweight of the VESSEL expressed in metric tons shall be based on calculations made by the BUILDER and checked by the BUYER, and all measurements necessary for such calculations shall be performed in the presence of the BUYER's supervisor(s) or the party authorized by the BUYER.

        Should there be any dispute between the BUILDER and the BUYER in such calculations and/or measurements, the decision of the Classification Society shall be final.

7.      GUARANTEED CARGO TANK CAPACITY


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        The SELLER guarantees that the VESSEL is to have a total cargo tank capacity of not less than 22,000 cubic meters geometric including the volume of tank domes with ambient temperature as described in the Specifications.

8.      SUBCONTRACTING

        The SELLER may, at its sole discretion and responsibility, subcontract any portion of the construction work of the VESSEL to experienced subcontractors, but final assembly into the VESSEL of any such work subcontracted shall be at the BUILDER's Shipyard. The SELLER shall remain primarily responsible for such subcontracted work.

9.      REGISTRATION

        The VESSEL shall be registered by the BUYER at its own cost and expenses under the laws of the Republic of Liberia at the time of delivery and acceptance thereof.

                                   ARTICLE II
                        CONTRACT PRICE & TERMS OF PAYMENT

1.      CONTRACT PRICE

        The net purchase price of the VESSEL is United States Dollars Forty Nine Million, Nine Hundred Thirty Seven Thousand (US$49,937,000) (hereinafter called the "Contract Price"), to be paid by the BUYER to SELLER for the construction and completion of the VESSEL which is exclusive of the cost for the BUYER's Supplies as provided in Article V hereof. The Contract Price shall be fixed, with no escalation and subject to upward or downward adjustment, if any, as expressly set forth in this Contract and in Schedule 1 attached hereto. To the extent that the SELLER may, under applicable law, regulation or decree (including those of the People's Republic of China), have any right(s) to escalate or change the Contract Price, such right(s) are hereby waived. The Contract Price includes all costs and expenses incurred by SELLER performing engineering calculations for designing and supplying all necessary drawings for the VESSEL, in accordance with the Specifications.

2.      CURRENCY

        Any and all payments by the BUYER to the SELLER under this Contract shall be made in United States Dollars ("US$").

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247


3.      TERMS OF PAYMENT

        The Contract Price shall be paid by the BUYER to the SELLER in installments as indicated on Schedule 1 attached hereto.

4.      METHOD OF PAYMENT

        (a)       First Installment:

                          On or prior to July 21, 1997 (except as may be
                  provided in Schedule 1), the BUYER shall remit by telegraphic transfer the first installment in the amount set forth on
                  Schedule 1 to the account of Bank of China, New York Branch, 410 Madison Avenue, New York, N.Y. 10017, U.S.A. as receiving bank nominated by the SELLER, for credit to the account of CSTC with Bank of China, Head Office, Banking Department, Beijing, the People's Republic of China with SWIFT advice from Bank of China, New York Branch to Bank of China, Head Office, or through any other receiving bank to be nominated by the SELLER.

        (b)       Each subsequent Installment:

                          Except as may be provided in Schedule 1, the BUYER
                  shall remit by telegraphic transfer each subsequent installment on the date and in the amount set forth in
                  Schedule 1 to the account of Bank of China, New York Branch, 410 Madison Avenue, New York, N.Y. 10017, U.S.A. as receiving bank nominated by the SELLER, for credit to the account of CSTC with Bank of China, Head Office, Banking Department, Beijing, the People's Republic of China with SWIFT advice from Bank of China, New York Branch to Bank of China, Head Office, or through any other receiving bank to be nominated by the SELLER from time to time and such nomination shall be notified to the BUYER at least 10 banking days prior to the due date for payment ("SELLER's Bank").

                          Upon receipt of a facsimile or telex notice from the
                  SELLER not less than six (6) banking days in New York prior to the scheduled Delivery Date, notifying the BUYER of such date, the BUYER shall deposit the amount payable upon Delivery of the VESSEL by telegraphic transfer to account of the SELLER's Bank at least three (3)

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                  banking days in the People's Republic of China prior to the scheduled Delivery of the VESSEL, with irrevocable instructions to be confirmed by the SELLER's Bank that the said deposit shall be payable to the SELLER against presentation by the SELLER of either (i) a duplicate original copy of the Protocol of Delivery and Acceptance of the VESSEL signed by the SELLER and the BUYER or (ii) a Certificate of Completion (in the form of Exhibit D hereto) signed by the SELLER, the Classification Society and Tractebel Gas Engineering GmBH (the "Certificate of Completion"), and that, in the event that the actual delivery and acceptance of the VESSEL shall not take place within seven (7) banking days following such scheduled Delivery, the said deposit shall be returned to the BUYER's bank, together with interest thereon. The SELLER's Bank shall hold the deposit in an interest bearing account and the BUYER shall be entitled to receive interest thereon.

5.      PREPAYMENT

        The BUYER shall have the right to make prepayment of any and all installments before delivery of the VESSEL, by giving to the SELLER at least thirty (30) days prior written notice, without any price adjustment of the VESSEL for such prepayment.

6.      SECURITY FOR PAYMENT OF INSTALLMENTS BEFORE DELIVERY

        The BUYER shall, concurrently with the payment of the first installment of the Contract Price, deliver to the SELLER a Trustee's Commitment Letter executed by a bank organized under the laws of the United States or any State thereof (the "Trustee Bank"), in the form annexed hereto as Exhibit "E" (the "Trustee's Commitment Letter") which shall indicate the amounts held by the Trustee Bank for the payment of the first through fifth installments of the Contract Price. Such Trustee Bank shall be an international banking institution acceptable to the SELLER.

7.      REFUNDS

        (a) All payments made by the BUYER hereunder in United States Dollars and prior to Delivery and BUYER's acceptance of the VESSEL shall be in the nature of installments to the SELLER. In the event that, the VESSEL is rejected by the BUYER, or this Contract is canceled or terminated by the BUYER, all in accordance with the terms of this Contract, or if the SELLER should default in Delivery of the VESSEL or is guilty of breach of this Contract justifying a rescission thereof by the BUYER then,


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

and in any such event, the SELLER shall refund to the BUYER an amount equal to the sum of the following:

                          (i) the amounts set forth on Schedules 2 and 3 hereto
                  calculated as of the first day of the calendar month in which the Date of Rejection occurs,

                          (ii) an amount equal to the product of (x) the
                  difference between (1) the amount set forth on Schedule 2 hereto calculated as of the first day of the calendar month immediately succeeding the month in which the Date of Rejection occurs and (2) the amount set forth on Schedule 2 hereto as of the first day of the month in which the Date of Rejection occurs and (y) a fraction the numerator of which is the numeric day of the month of the Date of Rejection and the denominator of which is 30, and

                          (iii) an amount equal to the product of (x) the
                  difference between (1) the amount set forth on Schedule 3 hereto calculated as of the first day of the calendar month immediately succeeding the month in which the Date of Rejection occurs and (2) the amount set forth on Schedule 3 hereto as of the first day of the month in which the Date of Rejection occurs and (y) a fraction the numerator of which is the numeric day of the month of the Date of Rejection and the denominator of which is 30.

If the amount as calculated above is not paid on the Date of Rejection there shall be added to such amount interest at the rate of ten percent (10%) per annum from and including the Date of Rejection to but not including the date such amount is paid. Such refunds by the SELLER to the BUYER shall forthwith discharge all obligations, duties, and liabilities of each of the parties hereto to the other under this Contract. Any and all refunds made to the BUYER under this Article II, Section 7 shall be made in United States Dollars. Throughout this Contract, whenever interest is due on any amounts to be paid or refunded by either party, said interest shall be calculated as simple interest, based on the actual number of days divided by 360.

        For purposes of this Section 7(a) Date of Rejection means the date on which written notice of rejection, cancellation or rescission is delivered by BUYER to SELLER.

        All refunds made by the SELLER to the BUYER under this contract shall be paid in United States Dollars by telegraphic transfer to the BUYER's account or its assignee's account as set forth in a written notice to the SELLER from such party.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        (b) Upon the payment of the first installment and the delivery of the Trustee's Commitment Letter in the form of Exhibit E hereto, the SELLER shall, at its cost, furnish the BUYER with (i) an Irrevocable Letter of Guarantee given by a bank acceptable to the BUYER (hereinafter referred to as "Guarantor"), substantially in the form of Exhibit A attached hereto as to the amounts set forth in Schedule 2 hereto, together with an acknowledgement of assignment to the Trustee Bank by the Guarantor and (ii) Irrevocable Performance Bonds given by The Export Import Bank of China and Generale de Banque (hereinafter collectively referred to as "Performance Guarantor"), substantially in the form of Exhibit B and Exhibit C, respectively, attached hereto which in the aggregate are equal to the aggregate amount set forth in Schedule 3 hereto and each
Schedule 3 attached to the Related Contracts as to the Sister Vessels, together with an acknowledgement of assignment to the Trustee Bank by each Performance Guarantor. The Irrevocable Letters of Guarantee and the Irrevocable Performance Bonds shall guarantee payment to the BUYER of an amount in United States Dollars, at such place as the BUYER or its assignee may designate, which is sufficient to cover all sums payable or repayable by the SELLER to the BUYER under this Contract with interest thereon as provided in Article II, Section 7(a) above, upon receipt by said Guarantor and each Performance Guarantor, respectively, from the BUYER of a written claim that it is entitled to such payment or repayment and that the SELLER has failed to make same.

                                   ARTICLE III
                        ADJUSTMENT OF THE CONTRACT PRICE

        The Contract Price of the VESSEL as provided for in Schedule 1 shall be subject to adjustments as hereinafter set forth. It is hereby understood by both parties that any reduction of the Contract Price is by way of liquidated damages and not by way of penalty.

1.      DELIVERY

        (a)       Delayed Delivery Price Adjustment:

                          (i) For purposes of this Contract the Original
                  Delivery Date for the Vessel shall mean the date set forth in
                  Article VII, Section (1) below.

                          (ii) If the Delivery is not made on the Original
                  Delivery Date (subject to a Permissible Delay as defined below), the SELLER shall pay the BUYER, as liquidated damages (not as penalty), the amount of $10,000 for each calendar day for the first ninety (90) calendar days of

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                  delay beyond the Extended Delivery Date (as hereinafter defined) and the amount of $13,500 for each calendar day of delay thereafter up to and including the 210th day from the Original Delivery Date ("Original Delay Period"). Liquidated damages calculated with respect to the Original Delay Period shall be recovered by the BUYER through a reduction in the Fifth Installment payable by the BUYER to the SELLER in an amount equal to such Liquidated Damages.

                          (iii) If delivery of the VESSEL is delayed for any
                  reason beyond the Original Delay Period, the Builder may elect to further postpone delivery of the Vessel beyond the Original Delay Period until March 31, 2001 provided SELLER pays liquidated damages monthly in advance to the BUYER at the rate of US$18,000 per day from the end of the Original Delay Period to a date which is 6 months thereafter (the "First Penalty Date"), and US$20,000 per day from the First Penalty Date to the date which is 6 months thereafter (the "Second Penalty Date"), and US$22,000 per day from the Second Penalty Date until March 31, 2001. If the SELLER fails to make any liquidated damages payment, BUYER, in its sole discretion, may either (i) reject the VESSEL or (ii) waive its right to receive the payment of liquidated damages and further reduce the Contract Price for the VESSEL by an amount equal to the liquidated damages which would have been payable. Notwithstanding any other provision contained in this Contract to the contrary, this Contract shall be deemed rescinded on April 1, 2001 and the Buyer shall be entitled to receive the amounts set forth in Article II, Section 7(a) above.

                          Any waiver by the BUYER of its right to receive
                  liquidated damages monthly in advance is not a waiver of the BUYER's right to (a) demand payment of such liquidated damages at a later date, (b) demand monthly advances as to Liquidated Damages for any subsequent months of delay or (c) reject the VESSEL at such later date if liquidated damages are not paid upon demand. The liquidated damages calculated pursuant to this paragraph are in addition to the reduction in the fifth installment of the Contract Price as calculated pursuant to
                  (ii) above for the Original Delay Period.

                          (iv) In the event that the BUYER elects to reject the
                  VESSEL as allowed under this Article III, Section 1(a), the SELLER shall immediately repay to the BUYER the amounts set forth in Article II, Section 7, whereupon this Contract shall terminate and such payment shall



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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                  forthwith discharge all obligations, duties and liabilities of each party hereto to the other under this Contract.

                          (v) For the purpose of this Article, the delivery of
                  the VESSEL shall not be deemed delayed and the Contract Price shall not be reduced when and if the Original Delivery Date of the VESSEL is extended by reason of a Permissible Delay. For purposes of this Article a Permissible Delay means a delay caused by reason of causes and provisions of (1) Section 2 of
                  Article V (but only as to days of extension beyond 12 days),
                  (2) Article VIII, and (3) any delay caused by any action or inaction on the part of SELLER; provided such Permissible Delay shall be subject to the following provisions:

                                   (A) The maximum Permissible Delay for the
                          Vessel and each Sister Vessel shall be as follows:

                                            (i)     Hull No. 2245 - 60 days
                                            (ii)    Hull No. 2246 - 45 days
                                            (iii)   Hull No. 2247 - 30 days
                                            (iv)    Hull No. 2248 - 30 days
                                            (v)     Hull No. 2249 - 30 days

                                   (B) For purposes of this Contract the
                          Extended Delivery Date for a Vessel shall mean the Original Delivery Date plus the Permissible Delay for such Vessel,

                                   (C) The aggregated Permissible Delay for the
                          Vessel and the Sister Vessels shall not exceed 150 days, and

                                   (D) Subject to the limitations set forth in
                          (A) above, SELLER shall have the right in its sole discretion to designate either the Vessel or any Sister Vessel as to which Vessel will be subject to a Permissible Delay.

        (b)       Early Delivery Price Adjustment:

                          If the SELLER notifies the BUYER by facsimile that the
                  delivery of the VESSEL shall be made earlier than the Original Delivery Date and such notification is given not less than two
                  (2) months prior to the newly


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                  planned delivery date, a certain amount of bonus shall be given by the BUYER to the SELLER as follows:

                          In the event that the delivery shall be made earlier
                  than the Original Delivery Date and notice is properly given, then a bonus shall be added to the Contract Price at a rate of United States Dollars Thirteen Thousand (US$13,000) per day for each full day earlier than the Original Delivery Date.

                          The total increase of the Contract Price for the
                  earlier delivery shall be added to the fifth installment of the Contract Price.

2.      INSUFFICIENT SPEED

        (a) The Contract Price of the VESSEL shall not be affected nor changed by reason of the actual speed (as determined by the Trial Run after correction according to the Specifications) being equal to or less than three-tenths (3/10) of one knot below the guaranteed speed as specified in Section 4 of Article I of this Contract.

        (b) However, commencing with a deficiency of three-tenths (3/10) of one knot in actual speed (as determined by the Trial Run after correction according to the Specifications) below the guaranteed speed as specified in Section 4,
Article I of this Contract, the Contract Price shall be reduced as follows:

        IN CASE OF DEFICIENCY:                            LIQUIDATED DAMAGE

        above 0.3 but below or at 0.40 knot               US$100,000
        above 0.40 but below or at 0.50 knot              US$200,000
        above 0.50 but below or at 0.60 knot              US$600,000
        above 0.60 but below or at 0.70 knot              US$1,000,000
        above 0.70 but below or at 0.80 knot              US$1,400,000
        above 0.80 but below or at 0.90 knot              US$1,800,000
        above 0.90 but below or at 0.99 knot              US$2,200,000

        (c) If the deficiency in actual speed (as determined by the Trial Run after correction according to the Specifications ) of the VESSEL upon the Trial Run, is one (1) knot or more below the guaranteed speed of sixteen and half (16.5) knots, then the BUYER may at its option reject the VESSEL, rescind this Contract in accordance with provisions of Article X of this Contract and receive the amounts payable by SELLER to BUYER as provided in Article II, Section 7(a) above.



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        (d) No payment shall be made for any increase in the speed of the
VESSEL.

3.      EXCESSIVE FUEL CONSUMPTION

        (a) The Contract Price of the VESSEL shall not be affected nor changed if the actual fuel consumption of the Main Engine, as determined by shop trial in manufacturer's works, as per the Specifications, is greater than the guaranteed fuel consumption as specified and required under the provisions of this Contract and the Specifications if such actual excess is equal to or less than three percent (3%).

        (b) However, if the actual fuel consumption as determined by shop trial is greater than three percent (3%) above the guaranteed fuel consumption then, the Contract Price shall be reduced by the sum of United States Dollars Seventy-Five Thousand (US$75,000 ) for each full one percent (1%) increase in fuel consumption in excess of the above said three percent (3%) (fractions of one percent to be prorated).

        (c) If as determined by shop trial such actual fuel consumption of the Main Engine is eight percent (8%) or more in excess of the guaranteed fuel consumption set forth in the Specifications the BUYER may, at its option, reject the VESSEL, rescind this Contract, in accordance with the provisions of Article X of this Contract and receive the amounts payable by SELLER to BUYER as provided in Article II, Section 7(a) above.

        (d) No payment shall be made for any improvements in fuel consumption less than that specified and required under the provisions of this Contract and the Specifications.

4.      INSUFFICIENT DEADWEIGHT

        (a) In the event that there is a deficiency in the actual deadweight of the VESSEL determined as provided in the Specifications, the Contract Price shall not be decreased if such deficiency is Four Hundred (400) metric tons or less below the guaranteed deadweight of 22,800 metric tons at draft moulded.

        (b) However, the Contract Price shall be decreased by the sum of United States Dollars One Thousand (US$1,000) for each full metric ton of such deficiency being more than Four Hundred (400) metric tons.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        (c) In the event that there should be a deficiency in the VESSEL's actual deadweight which exceeds Eight Hundred (800) metric tons below the guaranteed deadweight, the BUYER may, at its option, reject the VESSEL, rescind this Contract in accordance with the provisions of Article X of this Contract and receive the amounts payable by SELLER to BUYER as provided in Article II,
Section 7(a) above.

5.      INSUFFICIENT CARGO TANK CAPACITY

        (a) In the event there is a deficiency in the actual capacity of the cargo tanks determined as provided in the Specifications, the Contract Price shall not be decreased if such deficiency is One Hundred (100) cubic meters or less below the guaranteed cargo tank capacity.

        (b) However, the Contract Price shall be decreased by the sum of United States Dollars Three Thousand Five Hundred (US$3,500) for each full cubic meter of such deficiency being more than One Hundred (100) cubic meters but equal to or less than Four Hundred (400) cubic meters.

        (c) In the event that there should be a deficiency in the VESSEL's actual cargo tank capacity which exceeds Four Hundred (400) cubic meters below the guaranteed cargo tank capacity the BUYER may, at its option, reject the VESSEL, rescind this Contract in accordance with the provisions of Article X and receive the amounts payable by SELLER to BUYER as provided in Article II,
Section 7(a) above.

        (d) No payment shall be made if the actual capacity of the cargo tanks determined as provided in the Specifications exceeds the cargo tank capacity set forth in the Specifications.

6.      EFFECT OF RESCISSION

        It is hereby expressly understood and agreed by the parties hereto that in any case as stated herein, if the BUYER rescinds this Contract pursuant to any provision under this Article, the BUYER, saving its rights and remedy set out in Article X hereof, shall not be entitled to any liquidated damage set forth in this Article, other than liquidated damages payable pursuant to Article III Section 1(a)(iii) above.



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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

7.      SCHEDULE OF PAYMENTS DUE TO PRICE ADJUSTMENTS

        All adjustments in the Contract Price, if any, pursuant to this Article III shall be applied against the Fifth Installment of the Contract Price payable to SELLER on Delivery as defined in Article VII, Section 1.


                                   ARTICLE IV
                           SUPERVISION AND INSPECTION

1.      APPOINTMENT OF THE BUYER'S SUPERVISOR

        The BUYER shall in good time send to and maintain at the BUILDER's Shipyard, at the BUYER's own cost and expense, one or more representative(s) who shall be duly accredited in writing by the BUYER (such representative(s) being hereinafter collectively and individually called the "Supervisor") to supervise and survey the construction by the BUILDER of the VESSEL, her engines and accessories. The SELLER hereby warrants that, the necessary visa for the Supervisor to enter China will be issued in order on demand and without delay provided that the Supervisor meets with the rules, regulations and laws of the People's Republic of China. The BUYER undertakes to give the SELLER adequate notice for the application of visa.

2.      APPROVAL OF PLANS AND DRAWINGS

        The parties hereto shall, within a reasonable period of time after signing of this Contract, mutually agree upon a list of all the plans and drawings, which are to be sent to the BUYER for approval (hereinbelow called "the LIST"). Before the arrival of the Supervisor at the BUILDER's Shipyard, the plans and drawings specified in the LIST shall be sent to the BUYER, and the BUYER shall, within fourteen (14) days after receipt thereof (excluding mailing time), return such plans and drawings submitted by the SELLER with approval or remarks, if any.

        Concurrently with the arrival of the Supervisor at the BUILDER's Shipyard, the BUYER shall notify the BUILDER, in writing, of the authority the Supervisor shall have with regard to the approval or modification of plans and drawings (that is, which of the drawing and plans specified in the LIST but not yet sent to the BUYER can be submitted to and approved by the Supervisor). Nevertheless in line with the Supervisor's authority, the Supervisor shall, within five (5) days after receipt thereof, return those submitted plans and drawings with approval or remarks, if any.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        Unless notification is given to the BUILDER by the Supervisor or the BUYER of approval or disapproval of any plans and drawings within the above designated period of time for each case, the said plans and drawings shall be deemed to have been automatically approved.

        The plans and drawings approved by the BUYER or Supervisor shall be final, and any alteration thereof shall be regarded as modification specified in
Article V of this Contract.

3.      SUPERVISION AND INSPECTION BY THE SUPERVISOR

        The necessary inspection of the VESSEL, its machinery, equipment and outfittings shall be carried out by the Classification Society, and/or inspection team of the BUILDER throughout the entire period of construction in order to ensure that the construction of the VESSEL is duly performed in accordance with the Contract and Specifications.

        The Supervisor shall have, at all times until delivery of the VESSEL, the right to attend tests according to the mutually agreed test list and inspect the VESSEL, her engines, accessories and materials at the BUILDER's Shipyard, its subcontractors or any other place where work is done or materials stored in connection with the VESSEL. In the event that the Supervisor discovers any construction or material or workmanship which does not or will not conform to the requirements of this Contract and the Specifications, the Supervisor shall promptly give the BUILDER a notice in writing as to such nonconformity, upon receipt of which the BUILDER shall correct such nonconformity if the BUILDER agrees with the BUYER. However the BUYER undertakes and assures the SELLER that the Supervisor shall carry out his inspections in accordance with the agreed inspection procedure and Schedule and usual shipbuilding practice and in a way as to minimize any increase in building costs and delays in the construction of the VESSEL.

        The BUILDER agrees to furnish, free of charge, the Supervisor with office space, and other reasonable facilities according to BUILDER's practice at, or in the immediate vicinity of the BUILDER's Shipyard, but the fees for the international communication like telephone and telefax, etc. shall be borne by the BUYER. At all times, during the construction of the VESSEL until delivery thereof, the Supervisor shall be given free and ready access to the VESSEL, her engines and accessories, and to any other place where the work is being done, or the materials are being processed or stored, in connection with the construction of the VESSEL, including the yards, workshops, stores of the BUILDER, and the premises of subcontractors of the BUILDER, who are


                                      -17-

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

doing work, or storing materials in connection with the VESSEL's construction. The travel expenses for the said access to SELLER's subcontractors outside of Shanghai shall be at BUYER's account. The transportation within Shanghai shall be provided to the Supervisor by the SELLER.

4.      LIABILITY OF THE SELLER

        The Supervisor engaged by the BUYER under this Contract shall at all times be deemed to be in the employment of the BUYER. The SELLER shall be under no liability whatsoever to the BUYER, or to the Supervisor or the BUYER's employees or agents for personal injuries, including death, during the time when they, or any of them, are on the VESSEL, or within the premises of either the SELLER or its subcontractors, or are otherwise engaged in and about the construction of the VESSEL, unless, however, such personal injuries, including death, were caused by negligence of the SELLER, or of any of the SELLER's employees or agents or subcontractors of the SELLER. Nor shall the SELLER be under any liability whatsoever to the BUYER for damage to, or loss or destruction of property in China of the BUYER or of the Supervisor, or of the BUYER's employees or agents, unless such damage, loss or destruction was caused by negligence of the SELLER, or of any of the employees, or agents or subcontractors of the SELLER.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

5.      SALARIES AND EXPENSES

        All salaries and expenses of the Supervisor, or any other employees employed by the BUYER under this Article, shall be for the BUYER's account.

6.      REPLACEMENT OF SUPERVISOR

        The SELLER has the right to request the BUYER in writing to replace any of the Supervisor who is deemed unsuitable and unsatisfactory for the proper progress of the VESSEL's construction together with reasons. The BUYER shall investigate the situation by sending its representative to the BUILDER's yard, if necessary, and if the BUYER considers that such SELLER's request is justified, the BUYER shall effect the replacement as soon as conveniently arrangable.

                                    ARTICLE V
                        MODIFICATION, CHANGES AND EXTRAS

1.      HOW EFFECTED

        The Specifications in accordance with which the VESSEL is constructed, may be modified and/or changed at any time hereafter by written agreement of the parties hereto, provided that such modifications and/or changes or an accumulation thereof will not, in the BUILDER's reasonable judgment, adversely affect the BUILDER's other commitments and provided further that the BUYER shall assent to adjustment of the Contract Price, time of delivery of the VESSEL and other terms of this Contract, if any, as hereinafter provided. Subject to the above, the SELLER hereby agree to exert their best efforts to accommodate such reasonable requests by the BUYER so that the said changes and/or modifications may be made at a reasonable cost and within the shortest period of time which is reasonable and possible. Any such agreement for modifications and/or changes shall include an agreement as to the increase or decrease, if any, in the Contract Price of the VESSEL together with an agreement as to any extension or reduction in the time of delivery, providing to the SELLER additional securities satisfactory to the SELLER, or any other alterations in this Contract, or the Specifications occasioned by such modifications and/or changes. The aforementioned agreement to modify and/or to change the Specifications may be effected by an exchange of duly authenticated letters, telex and telefaxes, manifesting such agreement. The letters, telexes as well as telefaxes exchanged by the parties hereto pursuant to the foregoing shall constitute an amendment of the Specifications under which the VESSEL shall be built, and such letters, telexes and telefaxes shall be deemed to be incorporated into this Contract and the Specifications by reference and

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

made a part hereof. Upon consummation of the agreement to modify and/or to change the Specifications, the SELLER shall alter the construction of the VESSEL in accordance therewith, including any additions to, or deductions from, the work to be performed in connection with such construction. If due to whatever reasons, the parties hereto shall fail to agree on the adjustment of the Contract Price or extension of time of delivery or providing additional security to the SELLER or modification of any terms of this Contract which are necessitated by such modifications and/or changes, then the SELLER shall have no obligation to comply with the BUYER's request for any modification and/or changes.

2.      CHANGES IN RULES AND REGULATIONS

        (a) If, after the Effective Date, any requirements as to the rules and regulations as specified in this Contract and the Specifications to which the construction of the VESSEL is required to conform, are altered or changed by the Classification Society or the other regulatory bodies authorized to make such alterations or changes, the SELLER and/or the BUYER, upon receipt of the notice thereof, shall transmit such information in full to each other in writing, whereupon within twenty one (21) days after receipt of the said notice by the BUYER from the SELLER or vice versa, the BUYER shall instruct the SELLER in writing as to the alterations or changes, if any, to be made in the VESSEL which the BUYER, in its sole discretion, shall decide. The SELLER shall promptly comply with such alterations or changes, if any in the construction of the VESSEL, provided that the BUYER shall first agree:

                  (i) As to any increase or decrease in the guaranteed deadweight and/or cargo tank capacity and for speed of the VESSEL, if such compliance results in increased or reduced deadweight and/or cargo tank capacity and speed; and/or

                  (ii) As to any other alterations in the terms of this Contract or of Specifications or both, if such compliance makes such alterations of the terms necessary.

        Agreement as to such alterations or changes under this Paragraph shall be made in the same manner as provided above for modifications and/or changes of the Specifications and/or Plans.

        (b) If, due to whatever reasons, the parties shall fail to agree on the increase or decrease of the guaranteed speed, deadweight and cargo tank capacity,

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

or any alteration of the terms of this Contract, if any, then the SELLER shall be entitled to proceed with the construction of the VESSEL in accordance with, and the BUYER shall continue to be bound by, the terms of this Contract and Specifications without making any such alterations or changes.

        (c) The BUYER and the SELLER hereby agree to make best efforts to avoid the application and/or minimize the effect of any change in the rules and regulations of the Classification Society as to the Specifications. If the BUYER and the SELLER are unsuccessful in avoiding the application of such change in rules and regulations, then the SELLER shall effect any modifications and/or changes in Specifications without adjustment to the Contract Price and the BUYER shall grant to the SELLER the right to extend the Delivery Date (if necessary) for a maximum period of up to twelve (12) days.

3.      SUBSTITUTION OF MATERIALS AND/OR EQUIPMENT

        In the event that any of the materials and/or equipment required by the Specifications or otherwise under this Contract for the construction of the VESSEL cannot be procured in time to effect delivery of the VESSEL, the SELLER may, provided the SELLER shall provide adequate evidence and the BUYER so agrees in writing, supply other materials and/or equipment of the equivalent quality, capable of meeting the requirements of the Classification Society and of the rules, regulations, requirements and recommendations with which the construction of the VESSEL must comply.

4.      BUYER'S SUPPLIED ITEMS

        The BUYER shall deliver to the SELLER at its shipyard the items as specified in the Specifications which the BUYER shall supply for its own account (the "BUYER's Supplies") by the time designated by the SELLER.

        The delay in the delivery or the failure to deliver by the BUYER of any BUYER's Supplies within the time specified shall not extend the Delivery Date.

        However, if the delay in delivery of the BUYER's Supplies should exceed fifteen (15) days, the SELLER shall be entitled to proceed with construction of the VESSEL without installation of such items in or onto the VESSEL and the BUYER shall accept the VESSEL so completed.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        The BUILDER shall be responsible for storing and handling of the BUYER's Supplies as specified in the Specifications after delivery to the BUILDER and shall install them on board the VESSEL at the BUILDER's expenses.

        Upon arrival of such shipment of the BUYER's Supplies, both parties shall undertake an joint unpacking inspection. If any damaged BUYER's supplies are found to be unsuitable for installation, the BUILDER shall be entitled to refuse to accept the BUYER's Supplies.

                                   ARTICLE VI
                                     TRIALS

1.      NOTICE

        The BUYER and the Supervisor shall receive from the SELLER at least thirty (30) days notice in advance and seven (7) days definite notice in advance in writing by telex or telefax, of the time and place of the VESSEL's sea trial as described in the Specifications (hereinafter referred to as "the Trial Run") and the BUYER and the Supervisor shall promptly acknowledge receipt of such notice. The BUYER's representatives and/or the Supervisor shall be on board the VESSEL to witness such Trial Run, and to check upon the performance of the VESSEL during the same. Failure of the BUYER's representatives to be present at the Trial Run of the VESSEL, after due notice to the BUYER and the Supervisor as provided above, shall have the effect to extend the date for delivery of the VESSEL by the period of delay caused by such failure to be present. However, if the Trial Run is delayed more than five (5) days by reason of the failure of the BUYER's representatives to be present after receipt of due notice as provided above (other than due to the failure by the BUYER's representative to obtain a visa to enter China), then in such event, the BUYER shall be deemed to have waived its right to have its representatives on board the VESSEL during the Trial Run, and the BUILDER may conduct such Trial Run without the BUYER's representatives being present, and in such case the BUYER shall be obliged to accept the VESSEL on the basis of a certificate jointly signed by the BUILDER and the Classification Society certifying that the VESSEL, after Trial Run subject to minor alterations and corrections as provided in this Article, if any, is found to conform to the Contract and Specifications and is satisfactory in all respects. The SELLER hereby warrants that the necessary visa for the BUYER's representatives to enter China will be issued in order on demand and without delay otherwise the Trial Run shall be postponed until the BUYER's representatives have arrived at the BUILDER's Shipyard. However, should the nationalities and other personal particulars of the BUYER's representatives be not acceptable to the SELLER in accordance with its best

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

understanding of the relevant rules, regulations and/or Laws of the People's Republic of China then prevailing, then the SELLER shall so notify the BUYER and the BUYER shall endeavor to effect the replacement of all or any of such representatives. The Delivery Date as stipulated in Article VII hereof shall not be extended by any delays caused by the BUYER's replacement of its representatives pursuant to the SELLER's request. In the event of unfavorable weather on the date scheduled for the Trial Run, the same shall take place on the first available day thereafter that the weather conditions permit. The parties hereto recognize that the weather conditions in Chinese waters in which the Trial Run is to take place are such that great changes in weather may arise momentarily and without warning and, therefore, it is agreed that if during the Trial Run of the VESSEL, the weather should suddenly become unfavorable, as would have precluded the continuance of the Trial Run, the Trial Run of the VESSEL shall be discontinued and postponed until the first favorable day next following, unless the BUYER assents in writing by telex or telefax of its acceptance of the VESSEL on the basis of the Trial Run made prior to such sudden change in weather conditions. In the event that the Trial Run is postponed because of unfavorable weather conditions, the Delivery Date shall not be extended other than pursuant to Article VIII hereof.

2.      HOW CONDUCTED

        (a) All expenses in connection with Trial Run of the VESSEL are to be for the account of the BUILDER, who, during the Trial Run and when subjecting the VESSEL to Trial Run, is to provide, at its own expense, the necessary crew to comply with conditions of safe navigation. The Trial Run shall be conducted in the manner prescribed in the Specifications and shall prove fulfillment of the performance required for the Trial Run as set forth in the Specifications.

        The course of Trial Run shall be determined by the BUILDER and shall be conducted within the trial waters equipped with speed measuring facilities.

        (b) The BUILDER shall provide the VESSEL with the required quantities of water and fuel oil with exception of lubrication oil, hydraulic oil and greases which shall be supplied by the BUYER according to the BUILDER's schedule which shall be forwarded to the BUYER by the BUILDER for the conduct of the Trial Run or Trial Runs as prescribed in the Specifications. The fuel oil supplied by the SELLER, and lubricating oil, hydraulic oil and greases supplied by the BUYER shall be in accordance with the applicable engine Specifications, and the cost of the quantities of water, fuel oil, lubricating oil, hydraulic oil and greases consumed during the Trial Run or Trial Runs shall be for the account of the BUILDER.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

3.      TRIAL LOAD DRAFT

        In addition to the supplies provided by the BUYER in accordance with sub-paragraph (b) of the preceding Section 2 of this Article VI, the BUILDER shall provide the VESSEL with the required quantity of fresh water and other stores necessary for the conduct of the Trial Run. The necessary ballast (fresh water, sea water or any other ballast as may be required) to bring the VESSEL to the trial load draft as specified in the Specifications, shall be for the BUILDER's account.

4.      METHOD OF ACCEPTANCE OR REJECTION

        (a) Upon notification of the BUILDER of the completion of the Trial Run of the VESSEL attached with the trial result, the BUYER or the BUYER's Supervisor shall within six (6) business days thereafter, notify the BUILDER in writing by telex or telefax of its acceptance of the VESSEL or of its rejection of the VESSEL together with the reasons therefor.

        (b) However, should the result of the Trial Run indicate that the VESSEL or any part thereof including its equipment does not conform to the requirements of this Contract and Specifications the BUILDER shall investigate with the Supervisor the cause of failure and shall take proper steps to remedy the same and shall make whatever corrections and alterations and/or re-Trial Run or Trial Runs as may be necessary without extra cost to the BUYER, and upon notification by the BUILDER of completion of such alterations or corrections and/or re-trial or re-trials, the BUYER shall, within six (6) business days thereafter, notify the SELLER in writing by telex or telefax of its acceptance of the VESSEL or of its rejection of the VESSEL together with the reason therefor on the basis of the alterations and corrections and/or re-Trial Run or re-Trial Runs by the BUILDER.

        (c) In the event that the BUYER fails to notify the SELLER in writing by telex or telefax of its acceptance or rejection of the VESSEL together with the reason therefor within six (6) business days period as provided for in the above sub-paragraphs (a) and (b), the BUYER shall be deemed to have accepted the VESSEL.

        (d) Any dispute arising among the parties hereto as to the result of any Trial Run or further tests or trials, as the case, may be, of the VESSEL shall be referred to the Classification Society as provided in Article XIII Section 2 hereof.

        (e) Nothing herein shall preclude the BUYER from accepting the VESSEL with its qualifications and/or remarks following the Trial Run and/or further tests or trials as

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

aforesaid and the SELLER shall be obliged to comply with and/or remove such qualifications and/or remarks (if such qualifications and/or remarks are acceptable to the SELLER) at the time before effecting delivery of the VESSEL to the BUYER under this Contract.

5.      DISPOSITION OF SURPLUS CONSUMABLE STORES

        Should any amount of fuel oil, fresh water, or other unbroached consumable stores furnished by the BUILDER for the Trial Run or Trial Runs remain on board the VESSEL at the time of acceptance thereof by the BUYER, the BUYER agrees to buy the same from the SELLER at the purchasing price at the port of delivery thereof, and payment by the BUYER shall be effected, together with the payment of the fifth installment, as provided in Article II, Section 4 of this Contract.

        The BUYER shall supply lubricating oil, hydraulic oil and greases for the purpose of Trial Runs at its own expenses and the SELLER will reimburse for the amount of lubricating oil, hydraulic oil and greases actually consumed for the said Trial Run or Trial Runs at the purchasing price incurred by the BUYER and payment by the SELLER shall be effected by deducting from the fifth installment the amount of such payment as provided in Article II, Section 4 of this Contract.

6.      EFFECT OF ACCEPTANCE

        The BUYER's acceptance of the VESSEL in writing by telex or telefax notification sent to the SELLER, in accordance with the provisions set out above, shall be final and binding so far as conformity of the VESSEL to this Contract and the Specifications is concerned, and shall preclude the BUYER from refusing Delivery (as defined below) by the SELLER of the VESSEL, as hereinafter provided, if the SELLER complies with all other procedural requirements for delivery as hereinafter set forth.

                                   ARTICLE VII
                                    DELIVERY

1.      TIME AND PLACE

        The VESSEL shall be delivered safely afloat by the SELLER to the BUYER (the "Delivery") at the BUILDER's Shipyard, in accordance with this Contract and the Specifications and with all Classification and statutory certificates (as required by Section 3 below) on or before March 1, 2000, as may be extended pursuant to Schedule 1 (the "Original Delivery Date").

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247


2.      WHEN AND HOW EFFECTED

        Provided that the BUYER and the SELLER shall each have fulfilled all of their respective obligations as stipulated in this Contract, Delivery of the VESSEL shall be effected forthwith by the concurrent delivery by each of the parties hereto, one to the other, of either (i) the Protocol of Delivery and Acceptance, acknowledging delivery of the VESSEL by the SELLER and acceptance thereof by the BUYER, which Protocol of Delivery and Acceptance shall be prepared in triplicate and executed by each of the parties hereto or (ii) a Certificate of Completion executed by the Seller, Tractebel Gas Engineering GmbH and the Classification Society, which Certificate of Completion shall be prepared in multiple copies (5) and executed by the parties thereto.

        It is mutually understood and agreed that the Gas Plant of the VESSEL (the "GAS PLANT") shall be mechanically completed by the SELLER and that a running test for the equipment of the Gas Plant and a function test of its system shall be made by the SELLER prior to Delivery of the VESSEL as per clause 7 (a) of this Article whilst the full gas trial shall be made after Delivery of the VESSEL as more fully described in Section 7 of this Article.

3.      DOCUMENTS TO BE DELIVERED TO THE BUYER

        Upon acceptance of the VESSEL by the BUYER, the SELLER shall deliver to the BUYER the following documents which shall accompany the aforementioned Protocol of Delivery and Acceptance or Certificate of Completion:

        (a) PROTOCOL OF TRIALS of the VESSEL made by the BUILDER pursuant to the Specifications.

        (b) PROTOCOL OF INVENTORY of the equipment of the VESSEL including spare parts and the like, all as specified in the Specifications, made by the BUILDER.

        (c) PROTOCOL OF STORES OF CONSUMABLE NATURE made by the BUILDER referred to under Section 5 of Article VI hereof.

        (d) FINISHED DRAWINGS AND PLANS pertaining to the VESSEL as stipulated in the Specifications, made by the BUILDER.


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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        (e) PROTOCOL OF DEADWEIGHT AND INCLINING EXPERIMENT, made by the BUILDER.

        (f) ALL CERTIFICATES required to be furnished upon delivery of the VESSEL pursuant to the Specifications. It is agreed that if formal certificates are not available at the time of delivery of the VESSEL, provisional certificates issued by Classification Society or other relevant authorities shall be accepted by the BUYER, provided that the SELLER shall furnish the BUYER with the formal certificates as promptly as possible after such formal certificates have been issued.

        (g) DECLARATION OF WARRANTY issued by the SELLER that the VESSEL is delivered to the BUYER free and clear of any liens, charges, claims, mortgages, rights in rem or other encumbrances of any nature upon the VESSEL and the BUYER's title thereto, and in particular, that the VESSEL is absolutely free of all burdens in the nature of imposts, taxes or charges imposed by the province or country of the port of delivery, as well as of all liabilities of the SELLER to its sub-contractors, employees and crews and/or all liabilities arising from the operation of the VESSEL in Trial Run or Trial Runs, or otherwise, prior to Delivery.

        (h)       COMMERCIAL INVOICE made by the SELLER.

        (i)       BILL OF SALE made by the SELLER.

        (j)       BUILDER's CERTIFICATE.

4.      TITLE AND RISK

        Title to and risk of the VESSEL shall pass to the BUYER only upon Delivery thereof to and acceptance thereof by the BUYER as stated above, it being expressly understood that, until such Delivery is effected, title to the VESSEL, and her equipment, shall remain at all times with the SELLER and are at the entire risk of the SELLER.

5.      REMOVAL OF VESSEL

        The BUYER shall take possession of the VESSEL immediately upon delivery and acceptance thereof, and shall remove the VESSEL from the premises of the BUILDER within seven (7) days after Delivery and acceptance thereof is effected. If the BUYER shall not remove the VESSEL from the premises of the BUILDER within the aforesaid

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seven (7) days, then, in such event, without prejudice to the SELLER's right to require the BUYER to remove the VESSEL immediately at any time thereafter, the BUYER shall pay to the SELLER the reasonable mooring charge of the VESSEL.

6.      TENDER OF THE VESSEL

        If the BUYER fails to take Delivery of the VESSEL after completion thereof according to this Contract and the Specifications without justified reason, the SELLER shall have the right to tender the VESSEL for Delivery after compliance with all procedural requirements as above provided.


7.      GAS TRIAL

        (a) Prior to delivery of the VESSEL a running test of the equipment of the Gas Plant and a function test of its system shall be carried out utilizing either inert gas or dry air. These tests shall be repeated until its results are deemed by the Classification Society and any other relevant authority to be in conformity with this Contract and the Specifications, and the VESSEL shall not be deemed ready for Delivery by the SELLER to the BUYER pursuant to the terms of the Contract unless until the results of the aforesaid tests shall have been certified by the Classification Society.

        (b) After Delivery of the VESSEL at the Shipyard quay, the BUYER shall arrange at its own cost and expense to proceed the VESSEL to either Jin Shan Terminal, Shanghai or to the first load port, in the BUYER's option, in order to carry out the gas trial in accordance with the trial program furnished by the BUILDER's gas plant supplier (the "Supplier") under the supervision of the Supplier. The Supplier shall give qualified guidance, instruction and consultations with regard to the gas trial, all of which shall be arranged by the SELLER under the terms of its contract with the Supplier. The SELLER shall at its own expense dispatch its representative(s) to attend such gas trial as witness. The BUYER shall give the SELLER twenty (20) days advance notice in connection with the time and place for such trial. The gas trial shall be made latest forty-five (45) days after delivery of the VESSEL (unless the trial must be postponed until a later date not to exceed 90 days after Delivery for reasons beyond the BUYER's control) and shall be witnessed and certified by the Classification Society.


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        (c) The SELLER shall pay all costs and charges of its own
representative(s) and of the Classification Society and shall arrange at their expense for the Supplier to send at least one representative to the gas trial.

        (d) The BUYER shall at its own cost and expense provide suitable product in sufficient and satisfactory quantity and quality as well as utilities and consumables for operation.

        (e) Should the Gas Plant not be in conformity with this Contract and the Specifications, the SELLER shall remedy any such non-conformity to the satisfaction of the BUYER, the Classification Society and any other relevant authority. After the remedial works are completed the SELLER shall arrange to re-run the gas trial to the extent which will be necessary to demonstrate that the rectified part of the Gas Plant is then in conformity with this contract and the Specifications and the proper functioning of the Gas Plant as a whole is secured.

        (f) All direct costs and expenses of remedying the non-conformity and re-running the gas trial (including provision of suitable product, utilities and consumables) shall be for the account of the SELLER.

        (g) If delays are incurred relating to the use of the VESSEL, caused by an unsuccessful gas trial, remedial works and retrials for which the SELLER is responsible, with the consequence that the classification certificate has not been issued, will exceed more than twenty (20) days as from the commencement of the Gas Trials, the SELLER shall, notwithstanding the provisions contained in
Article IX Section 2 and Section 4, pay to the BUYER as liquidated damages United States Dollars Ten Thousand (US$10,000) for each day of such excess delay up to a maximum amount of United States Dollars Two Hundred Thousand (US$200,000).

                                  ARTICLE VIII
                    DELAYS AND EXTENSION OF TIME FOR DELIVERY

1.      CAUSE OF DELAY

        If, at any time before actual Delivery, either the construction of the VESSEL, or any performance required hereunder as a prerequisite of delivery of the VESSEL, is delayed due to war, blockade, revolution, insurrection, mobilization, civil commotions, riots, strikes, sabotage, lockouts, local temperature higher than 35 degree centigrade, Acts of God or the public enemy, plague or other epidemics, quarantines, prolonged failure or restriction of electric current from an outside source, freight embargoes, if

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any, earthquakes, tidal waves, typhoons, hurricanes, storms or other causes beyond the control of the BUILDER or of its sub-contractors, as the case may be, or by force majeure of any description, whether of the nature indicated by the forgoing or not, or by destruction of the BUILDER or works of the BUILDER or its sub-contractors, or of the VESSEL or any part thereof, by fire, flood, or other causes beyond the control of the SELLER or its sub-contractors as the case may be, then, in the event of delay due to the happening of any of the aforementioned contingencies, the SELLER shall not be liable for such delay and the time for delivery of the VESSEL under this Contract shall be extended without any reduction in the Contract Price subject nevertheless to (i) the provisions of Section 1(a) of Article III as to reduction in Contract Price,
(ii) the BUYER's right of termination under Section 1(a) of Article III and
(iii) all relevant provisions of this Contract which authorize and permit extension of the time of delivery of the VESSEL.

2.      NOTICE OF DELAY

        Within fourteen (14) days from the date of commencement of any delay on account of which the SELLER claims that it is entitled under this Contract to an extension of the time for delivery of the VESSEL, the SELLER shall advise the BUYER in writing by telex or telefax of the date such delay commenced, and reasons therefor.

        Likewise within fourteen (14) days after such delay ends, the SELLER shall advise the BUYER in writing by telex or telefax of the date such delay ended, and also shall specify the maximum period of the time by which the date for delivery of the VESSEL is extended by reason of such delay. Failure of the BUYER to acknowledge the SELLER's notification of any claim for extension of the Delivery Date within fourteen (14 ) days after receipt by the BUYER of such notification, shall be deemed to be a waiver by the BUYER of its right to object to such extension.

                                   ARTICLE IX
                               WARRANTY OF QUALITY

1.      GUARANTEE OF MATERIAL AND WORKMANSHIP

        The SELLER, for a period of twelve (12) months following delivery to the BUYER of the VESSEL, guarantees the VESSEL, her hull and machinery and all parts and equipment thereof that are manufactured or furnished or supplied by the SELLER and/or its sub-contractors under this Contract including material, equipment (however excluding any parts for the VESSEL which have been supplied by or on behalf of the

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BUYER) against all defects which are due to defective materials, and/or poor workmanship or failure to construct in conformity with the Specifications.

2.      NOTICE OF DEFECTS

        The BUYER shall notify the SELLER in writing by telex or telefax, as promptly as possible, after discovery of any defect or deviations for which a claim is made under this guarantee. The BUYER's written notice shall describe the nature of the defect and the extent of the damage caused thereby. The SELLER shall have no obligation under this guarantee for any defects discovered prior to the expiry date of the guarantee, unless notice of such defects is received by the SELLER not later than thirty (30) days after such expiry date. Telexed or telefaxed advice with brief details explaining the nature of such defect and extent of damage within thirty (30) days after such expiry date and that a claim is forthcoming will be sufficient to comply with the requirements as to time.

3.      REMEDY OF DEFECTS

        The SELLER shall remedy at its expense any defect, against which the VESSEL or any part of the equipment thereof is guaranteed under this Article by making all necessary repairs and/or replacement. Such repairs and/or replacement will be made by the SELLER.

        However, if it is impractical to make the repair by the SELLER, and if forwarding by the SELLER of replacement part, and materials cannot be accomplished without impairing or delaying the operation of the VESSEL, then, in any such event, the BUYER shall cause the necessary repairs or replacements to be made elsewhere at the discretion of the BUYER provided that the BUYER shall, as soon as possible, give the SELLER notice in writing by telex or telefax of the time and place such repairs will be made, provided always that the burden of proof as to the necessity for such repairs and replacements shall rest with the BUYER, and a written confirmation for such repairs or replacement shall be obtained from the SELLER. Defects that affect the safety of the VESSEL or her crew and/or constitute an emergency shall be repaired either by the crew or a BUYER selected contractor in a manner reasonable under the circumstances without the SELLER's prior approval and the SELLER shall be notified as to the nature and extent of repairs as soon as possible after the repairs are undertaken and such repair work will be subject to the mutual agreement between the parties. If the VESSEL is not thereby delayed or her operation is not thereby delayed or impaired, the SELLER shall have the right to verify the nature and extent of the defects complained of by its own representative(s) or that of Classification Society.

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The SELLER shall, in such cases, promptly advise the BUYER, by telex or telefax, after such examination has been completed, of its acceptance or rejection of the defects as ones justifying theremedy under this Article. In all minor cases, the Guarantee Engineer, as hereinafter provided for, will act for and on behalf of the SELLER.

        In any circumstances, the SELLER shall immediately pay to the BUYER in United States Dollars by telegraphic transfer the actual cost for such repairs or replacements including forwarding charges, or at the average cost for making similar repairs or replacements including forwarding charges as quoted by a leading shipyard each in China, Singapore, Korea and Spain, whichever is lower:

                  (a) upon the SELLER's acceptance of the defects as justifying remedy under this Article, or

                  (b) If the SELLER neither accepts nor rejects the defects as above provided, nor requests arbitration within thirty (30) days after its receipt of the BUYER's notice of defects.

        Any dispute shall be referred to arbitration in accordance with the provisions of Article XIII hereof.

4.      EXTENT OF THE SELLER'S LIABILITY

        The SELLER shall have no obligation and/or liabilities with respect to defects discovered after the expiration of the period of guarantee specified above.

        The SELLER shall be liable to the BUYER for defects and damages caused by any of the defects specified in Section 1 of this Article provided that such liability of the SELLER shall be limited to damage occasioned within the guarantee period specified in Paragraph 1 above. The SELLER shall not be obligated to repair, or to be liable for, damages to the VESSEL, or to any part of the equipment thereof, due to ordinary wear and tear or caused by defects other than those specified in Paragraph 1 above, nor shall there be any SELLER's liability hereunder for defects in the VESSEL, or any part of the equipment thereof, caused by fire or accidents at sea or elsewhere, or mismanagement, accidents, negligence, or willful neglect, on the part of the BUYER, its employees or agents including the VESSEL's officers, crew and passengers, or any persons on or doing work on the VESSEL other than the SELLER, its employees, agents or sub-contractors. Likewise, the SELLER shall not be liable for defects in the VESSEL, or the equipment or any part thereof, due to repairs or replacement which


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were made by those other than the SELLER and/or their sub-contractors, employees or agents.

        Upon delivery of the VESSEL to the BUYER, in accordance with the terms of the Contract, the SELLER shall thereby and thereupon be released of all responsibility and liability whatsoever and howsoever arising under or by virtue of this Contract (save in respect of those obligations to the BUYER expressly provided for in this Article IX) including without limitation, any responsibility or liability for defective workmanship, materials or equipment, design or in respect of any other defects whatsoever and any loss or damage resulting from any act, omission or default of the SELLER. Neither CSTC nor the BUILDER shall, in any circumstances, be liable for any consequential loss or special loss, or expenses arising from any cause whatsoever including, without limitation, loss of time, loss of profit or earnings or demurrage directly from any commitments of the BUYER in connection with the VESSEL other than pursuant to the express terms of this Contract.

        The Guarantee provided in this Article and the obligations and the liabilities of the SELLER hereunder are exclusive and in lieu of and the BUYER hereby waives all other remedies, warranties,guarantees or liabilities, express or implied, arising by Law or otherwise (including without limitation any obligations of the SELLER with respect to fitness, merchantability and consequential damages) or whether or not occasioned by the SELLER's negligence. This guarantee shall not be extended, altered or varied except by a written instrument signed by the duly authorized representatives of the SELLER, and the BUYER.

5.      GUARANTEE ENGINEER

        The BUILDER shall appoint one guarantee engineer (the "Guarantee Engineer") to serve the VESSEL as the BUILDER's representative for a period of six (6) months from the delivery of the VESSEL. The BUYER and its employees shall give such Guarantee Engineer full co-operation in carrying out his duties as the representative of the BUILDER on board the VESSEL. The BUYER shall accord the Guarantee Engineer(s) the treatment comparable to the VESSEL's Chief Engineer, and shall provide him/them with accommodation and subsistence at no cost to the BUILDER and/or the Guarantee Engineer.

        The BUYER shall pay to the Guarantee Engineer the sum of United States Dollars Three Thousand Five Hundred only (US$3,500 ) per month/per person to cover his wages and miscellaneous expenses. The BUYER shall also pay the expense of his repatriation to Shanghai, the People's Republic of China by air upon termination of his



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service, the expense of his communications with the BUILDER when made in performance of his duties as the Guarantee Engineer and the expenses, if any, of his medical and hospital care. The BUYER, its successor(s) and/or assignee(s), shall be liable to and indemnify the BUILDER and/or the Guarantee Engineer for personal injuries, including death and damages to, or loss or destruction of property of the Guarantee Engineer, if such death, injuries, damages, loss and/or destruction were caused by gross negligence or willful misconduct of the BUYER, its successor(s) and/or assignee(s) or its employees and/or agents.

        Pertaining to the detailed particulars of this Paragraph, an agreement will be made to this effect between the parties hereto upon delivery of the VESSEL.

                                    ARTICLE X
                            CANCELLATION BY THE BUYER

        All payments made by the BUYER prior to the delivery of the VESSEL shall be in the nature of advances to the SELLER. In the event the BUYER shall exercise its right of rejection, cancellation and/or rescission of this Contract under and pursuant to any of the provisions of this Contract specifically permitting the BUYER to do so, then the BUYER shall notify the SELLER in writing by telex or telefax, and such rejection, cancellation and/or rescission shall be effective as of the date the notice thereof is delivered by the BUYER. BUYER shall be entitled to receive from SELLER the amounts provided for in Article II,
Section 7(a) above.

        In addition to Buyer's Right of Rejection, cancellation and/or rescission set forth in the preceding paragraph, Buyer shall cancel this Contract and Receive from the Seller the amounts provided for in Article II,
Section 7(a) above, if any of the Related Contracts have been cancelled, rescinded or terminated pursuant to the Terms of such Related Contracts.

                                   ARTICLE XI
                                 BUYER'S DEFAULT

1.      DEFINITION OF DEFAULT

        The BUYER shall be deemed in default of its obligation under this Contract if any of the following events occurs:



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                  (a) The BUYER fails to pay any one of the first, second, third and fourth installments to the SELLER when any such installment becomes due and payable under the provisions of Article II hereof; or

                  (b) The BUYER fails to pay the fifth installment to the SELLER in accordance with Article II hereof, provided the BUYER shall have received the SELLER's notification in accordance with Article II hereof; or

                  (c) The BUYER fails to take delivery of the VESSEL, when the VESSEL is duly tendered for delivery by the SELLER under and pursuant to the provisions of this Contract.

2.      NOTICE OF DEFAULT

        If the BUYER is in default of payment or in performance of its obligations as provided hereinabove, the SELLER shall notify the BUYER to that effect by telex or telefax after the date of occurrence of the default as per
Section 1 of this Article and the BUYER shall forthwith acknowledge by telex to the SELLER that such notification has been received. In case the BUYER does not give the aforesaid telex or telefax acknowledgment to the SELLER within five (5) banking days it shall be deemed that such notification has been duly received by the BUYER.

3.      INTEREST AND CHARGE

        (a) If the BUYER is in default of payment as to any installment as provided in Paragraph 1 (a) and/or 1 (b) of this Article, the BUYER shall pay interest on such installment at the rate of ten (10%) per annum until the date of the payment of the full amount, including all aforesaid interest. In case the BUYER shall fail to take delivery of the VESSEL when required to as provided in
Section 1 (c) of this Article, the BUYER shall be deemed in default of payment of the fifth installment and shall pay interest thereon at the same rate as aforesaid from and including the day on which the VESSEL is tendered for delivery by the SELLER, as provided in Article VII Section 6 hereof.

        (b) In any event of default by the BUYER under Section 1 (a), (b) or (c) above, the BUYER shall also pay all costs, charges and expenses incurred by the SELLER in consequence of such default.

4.      DEFAULT BEFORE DELIVERY OF THE VESSEL



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        (a) If any default by the BUYER occurs as defined in Section 1 (a), (b)
or (c) of this Article, the Delivery Date shall, at the SELLER's option, be postponed for a period of continuance of such default by the BUYER.

        (b) If any such default as defined in Section 1 (a), (b) or (c) of this Article committed by the BUYER continues for a period of fifteen (15) banking days, then, the SELLER shall have all following rights and remedies:

                  (i) The SELLER may, at its option, cancel or rescind this Contract, provided the SELLER has notified the BUYER of such default pursuant to Section 2 of this Article, by giving notice of such effect to the BUYER in writing by telex or telefax. Upon receipt by the BUYER of such telex or telefax notice of cancellation or rescission, all of the BUYER's Supplies shall forthwith become the sole property of the SELLER, and the VESSEL and all its equipment and machinery shall be at the sole disposal of the SELLER for sale or otherwise; and

                  (ii) In the event of such cancellation or rescission of this Contract, the SELLER shall be entitled to retain any installment or installments of the Contract Price paid by the BUYER to the SELLER on account of this Contract; and

                  (iii) With respect to any default defined in Section 1(a) of this Article, without prejudice to the SELLER's right to recover from the BUYER the Fifth installment, interest, costs and/or expenses by applying the proceeds to be obtained from the sale of the VESSEL in accordance with the provisions set out in this Contract, the SELLER shall have the right to declare all unpaid second, third and fourth installments to be forthwith due and payable.


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5.      SALE OF THE VESSEL

        (a) In the event of cancellation or rescission of this Contract as above provided, the SELLER shall have full right and power either to complete or not to complete the VESSEL as it deems fit and to sell the VESSEL at the best price available at a public or private sale advertised internationally. Such sale may include an invitation to the BUYER to participate, but will be otherwise on such terms and conditions as the SELLER may determine.

        In the case of sale of the VESSEL, the SELLER shall give telex or telefax or written notice to the BUYER.

        (b) In the event of the sale of the VESSEL in its completed state, the proceeds of sale received by the SELLER shall be applied firstly to payment of all expenses attending such sale and otherwise incurred by the SELLER as a result of the BUYER's default, and then to payment of all unpaid installments and/or unpaid balance of the Contract Price and interest on such installment at the same interest rate as specified in Section 3 of this Article from the respective due dates thereof to the date of application.

        (c) In the event of the sale of the VESSEL in its incomplete state, the proceeds of sale received by the SELLER shall be applied firstly to all expenses attending such sale and otherwise incurred by the SELLER as a result of the BUYER's default, and then to payment of all costs of construction of the VESSEL (such costs of construction, as herein mentioned, shall include but are not limited to all costs of labor and/or prices paid or to be paid by the SELLER for the equipment and/or technical design and/or materials purchased or to be purchased, installed and/or to be installed on the VESSEL) and/or any fees, charges, expenses and/or royalties incurred and/or to be incurred for the VESSEL less the installments so retained by the SELLER, and compensation to the SELLER for a reasonable sum of loss of profit due to the cancellation or rescission of this Contract.

        (d) In either of the above events of sale, if the proceeds of sale exceeds the total of the amounts to which such proceeds are to be applied as aforesaid, the SELLER shall promptly pay the excess to the BUYER, provided, however that the amount of such payment to the BUYER shall in no event exceed the total amount of installments already paid by the BUYER and the cost of the BUYER's supplies, if any, without interest.


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        (e) If the proceeds of the sale are insufficient to pay such total amounts payable as aforesaid, the BUYER shall promptly pay the deficiency to the SELLER upon request.

                                   ARTICLE XII
                                    INSURANCE

1.      EXTENT OF INSURANCE COVERAGE

        From the time of keel-laying of the first section or block of the VESSEL until the same is completed, delivered to and accepted by the BUYER, the SELLER shall, at its own cost and expense, keep the VESSEL and all machinery, materials, equipment, appurtenances and outfit, delivered to the BUILDER for the VESSEL or built into, or installed in or upon the VESSEL, including the BUYER's Supplies, fully insured with first class Chinese insurance companies for BUILDER's risk.

        The amount of such insurance coverage shall, up to the date of delivery of the VESSEL, be in an amount at least equal to, but not limited to, the aggregate of the payments made by the BUYER to the SELLER including the value of the BUYER's Supplies. The policy referred to hereinabove shall be taken out in the name of the SELLER and all losses under such policy shall be payable to the SELLER.

2.      APPLICATION OF RECOVERED AMOUNT

        (a)       Partial Loss:

                  In the event the VESSEL shall be damaged by any insured cause whatsoever prior to acceptance and delivery thereof by the BUYER and in the further event that such damage shall not constitute an actual or a constructive total loss of the VESSEL, the SELLER shall apply the amount recovered under the insurance policy referred to in Section 1 of this Article to the repair of such damage satisfactory to the Classification Society and other institutions or authorities as described in the Specifications without additional expenses to the BUYER.

        (b)       Total Loss:

                  However, in the event that the VESSEL is determined to be an actual or constructive total loss, the SELLER shall either:


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                          (i) By the mutual agreement between the parties
                  hereto, proceed in accordance with terms of this Contract, in which case the amount recovered under said insurance policy shall be applied to the reconstruction and/or repair of the VESSEL's damages and/or reinstallation of BUYER's supplies without additional expenses to the BUYER, provided the parties hereto shall have first agreed in writing as to such reasonable extension of the Delivery Date and adjustment of other terms of this Contract including the Contract Price as may be necessary for the completion of such reconstruction; or

                          (ii) If due to whatever reasons the parties fail to
                  agree on the above, then the BUYER shall deliver a written notice of rejection to SELLER and the SELLER shall refund immediately to the BUYER the amount described in Article II,
                  Section 7, whereupon this Contract shall be deemed to be canceled and all rights, duties, liabilities and obligations of each of the parties to the other shall terminate forthwith.

                          (iii) Notwithstanding the provisions of (i) and (ii)
                  above, Seller may elect to postpone delivery of the Vessel subject to the provisions of Article III, Section (1)(a).

                  Within thirty (30) days after receiving telex or telefax notice of any damage to the VESSEL constituting an actual or a constructive total loss, the BUYER shall notify the SELLER in writing or by telex of its agreement or disagreement under this sub-paragraph. In the event the BUYER fails to so notify the SELLER, then such failure shall be construed as a disagreement on the part of the BUYER. This Contract shall be deemed as rescinded and canceled and the BUYER shall receive the refund as hereinabove provided and the provisions hereof shall apply.

3.      TERMINATION OF THE SELLER'S OBLIGATION TO INSURE

        The SELLER's obligation to insure the VESSEL hereunder shall cease and terminate forthwith upon Delivery thereof to and acceptance by the BUYER.

                                  ARTICLE XIII
                            DISPUTES AND ARBITRATION

1.       PROCEEDINGS


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        Should any dispute of any nature arise in respect of this Contract, its performance or interpretation which is not decided in accordance with Article XIII, Section 2 below, such dispute shall be settled by arbitration in London, England in accordance with the rules of the London Maritime Arbitrators Association Inc. and otherwise in accordance with the provisions of the Laws of England. The party who desires arbitration of any such dispute shall give written notice to the other party. The notice shall state the name and address of the arbitrator whom it appoints and describe the specific nature of the particular dispute. Such notice shall be sent by registered air mail and shall be addressed in the manner set forth in Article XIX, and the other party shall, within thirty (30) days following the receipt of said notice, give written notice to the party requesting the arbitration as to the name and address of the arbitrator whom it appoints, which notice shall be sent by registered air mail and shall be addressed in the manner set forth in Article XIX, provided that if the other party should fail to so appoint its arbitrator, the arbitrator appointed by the party desiring the arbitration may proceed with the arbitration hearing and issue an award. Otherwise the two arbitrators so chosen shall select a third arbitrator. The applicable law of England on all matters at issue shall apply. A judgement based upon the decision of the majority of the arbitrators or the sole arbitrator, as the case may be, may be entered in the appropriate court of any country having jurisdiction of either party. The arbitrators shall also decide which party, or the extent to which each party, shall pay costs of arbitration. Unless and to the extent otherwise determined by the arbitrator(s), reference to arbitration shall not relieve the BUILDER of its obligation diligently to proceed with the construction, completion and delivery of the VESSEL, but the majority of the arbitrators or the sole arbitrator, as the case may be, shall decide the extent to which the Delivery Date shall be extended by virtue of the dispute having been referred to arbitration.

2.      ALTERNATIVE ARBITRATION BY AGREEMENT

        Notwithstanding the preceding provisions of this Article, it is recognized that in the event of any dispute or difference of opinion arising in regard to the construction of the VESSEL, her machinery and equipment, or concerning the quality of materials or workmanship thereof or thereon, such dispute may be referred to the Classification Society upon mutual agreement of the parties hereto. In such case, the opinion of the Classification Society shall be final and binding on the parties hereto.

3.      NOTICE OF AWARD

        Notice of any award shall immediately be given in writing or by telex confirmed in writing to the SELLER and the BUYER.

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                   ARTICLE XIV
                               RIGHT OF ASSIGNMENT

        Neither of the parties hereto shall assign this Contract to any other individual, firm, company or corporation unless prior consent of the other party is given in writing; provided, however, the BUYER may assign this Contract to one of its affiliates and the BUYER and its assignee may assign this Contract to the Trustee Bank providing the Trustee's Commitment Letter described in Article II, Section 6. In the event of an assignment of the BUYER's rights and obligations hereunder with respect to the VESSEL said assignee or the substitute party shall have all the rights and assume all the obligations of the BUYER hereunder with respect to said VESSEL and the responsibility of the BUYER hereunder, with respect to such VESSEL, shall terminate. The BUYER shall deliver to the SELLER an agreement which will guarantee performance by any assignee of this Contract. The BUYER shall deliver to the SELLER a Notice of Assignment and Acknowledgement as to any assignment of this Contract to the Trustee Bank.

                                   ARTICLE XV
                                TAXES AND DUTIES

1.      TAXES

        The SELLER shall be responsible for and pay, without recourse to the BUYER, any and all taxes, assessments, duties or other similar levies or charges, imposed by the Chinese authorities, whether national, municipal or local, with respect to the period up to and including Delivery (even though assessed, determined or imposed thereafter), on or in respect of (i) this Contract or any act or transaction hereunder, (ii) the VESSEL or any part thereof, or (iii) any imports of material or equipment, and including without limitation, any tax imposed with respect to the sale or Delivery to the BUYER or the VESSEL's export from China. Should the BUYER, at any time before or after Delivery, be assessed or required to pay any such taxes, assessments, duties or other similar levies or charges imposed by the Chinese authorities, the SELLER shall reimburse the BUYER therefor.

2.      DUTIES

        The SELLER shall indemnify the BUYER for, and hold it harmless against, any duties imposed in the People's Republic of China upon materials and equipment which under the terms of this Contract and/or the Specifications will, or may be, supplied by

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

the BUYER from the abroad for installation in the VESSEL as well as any duties imposed in the People's Republic of China upon running stores, provisions and supplies furnished by the BUYER from abroad to be stocked on board the VESSEL and also from the payment of export duties, if any, to be imposed upon the VESSEL as a whole or upon any of its parts or equipment.

        Any tax or duty other than those described hereinabove, if any, shall be borne by the BUYER.

                                   ARTICLE XVI
                GOVERNMENTAL PERMITS, LICENSES, LAWS, AND PATENTS

GOVERNMENTAL APPROVALS AND LICENSES

        (a) To the extent there is a change in the laws now in effect in the People's Republic of China, the SELLER shall obtain necessary Chinese Government approvals and licenses, if any, required for the SELLER's performance under this Contract. The SELLER shall assist the BUYER in obtaining any licenses, permits, or other authorizations, or waivers, necessary for the BUYER to enter and/or reside in China to perform his functions as set forth herein or attend the Trial Runs.

        (b) The SELLER shall proceed as soon as possible to obtain from the Chinese Government the aforementioned licenses and permits (if any) for the VESSEL to be constructed, delivered and be exported from China, as provided herein and shall notify the BUYER as to the issuance thereof by facsimile or cable, subsequently confirmed in writing accompanied by copies of the said licenses and permits. In the event that the said licenses and permits for the VESSEL shall not have been granted by the Chinese authorities within thirty (30) days following the attempted Delivery, unless otherwise mutually agreed to by the SELLER and the BUYER, the SELLER shall be required to refund within twenty
(20) days thereafter, to the BUYER the amounts set forth in Article II, Section 7 and upon payment of such amounts by Seller this Contract shall thereupon automatically become null and void and each of the parties hereto shall be forthwith and completely discharged from all of its obligations to the other or the SELLER elects to postpone the DELIVERY of the VESSEL in accordance with the provisions of Article III, Section 1(a). Notwithstanding the provisions of this paragraph (b), Delivery of the Vessel is not made on or before April 1, 2001, SELLER shall refund to the Buyer the amounts set forth in Article II Section 7(a) and April 1 shall be deemed the Date of Rejection.

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        (c) In case the VESSEL, during construction or prior to Delivery, should be requisitioned or seized by the Chinese Government, the SELLER shall forthwith pay to the BUYER the amounts set forth in Article II, Section 7 hereof, and the payment of such refund by the Seller shall forthwith release both parties from all obligations under this Contract; provided, Seller may elect to postpone the delivery of the Vessel in accordance with the provisions of Article III, Section 1(a).

                                  ARTICLE XVII
                                LAWS AND PERMITS

        The SELLER shall exercise due diligence to ensure that the SELLER, its employees and representatives, shall at all times comply with all applicable laws, ordinances, statutes, rules, and regulations, including those relating to wages, hours and working conditions and insurance, adopted by any governmental authority within the People's Republic of China. The SELLER, at its expense, shall procure all priorities, permits, licenses, inspections, approvals and certificates required in connection with the construction and completion of the VESSEL and Delivery in its Jiangnan Shipyard. If required to permit performance of the work, the SELLER shall furnish any bond, security or deposits so required for its employees and representatives.

                                  ARTICLE XVIII
                       PATENTS, TRADEMARKS AND COPYRIGHTS

        The machinery and equipment of the VESSEL may bear the patent number, trademarks or trade names of the manufacturers. The SELLER shall defend and save harmless the BUYER from patent liability or claims of patent infringement of any nature or kind, including costs and expenses for, or on account of any patented or patentable invention made or used in the performance of this Contract and also including cost and expense of litigation, if any.

        Nothing contained herein shall be construed as transferring any patent or trademark rights or copyright in equipment covered by this Contract, and all such rights are hereby expressly reserved to the true and lawful owners thereof. Notwithstanding any provisions contained herein to the contrary, the SELLER's obligation under this Article should not be terminated by the passage of any specified period of time.

        The SELLER indemnity hereunder does not extend to equipment or parts supplied by the BUYER to the BUILDER if any.

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                   ARTICLE XIX
                                     NOTICE

        Any and all notices and communications in connection with this Contract shall be addressed as follows:

        To the BUYER:              Navigator Holdings PLC
                                   c/o Cambridge Partners LLC
                                   535 Madison Avenue
                                   19th Floor
                                   New York, New York  10022
                                   Telephone: 01-212-508-6500
                                   Telefax No.: 01-212-508-6501

        To CSTC: China Shipbuilding Trading Company, Limited 10 Yue Tan Bei Xiao Jie
                                   Beijing 100861
                                   the People's Republic of China
                                   Telex No.: 22029 CSSC CN
                                   Telefax No.: 86-10-68583380 or 68582420

        To the BUILDER:            Jiangnan Shipyard
                                   2, Gao Xiong Road
                                   Shanghai 200011
                                   the People's Republic of China
                                   Telex No.: 33027 JINAS CN
                                   Telefax No.: 86-21-63770297 or 63140128

        Any notices and communications sent by CSTC and the BUILDER alone to the BUYER shall be deemed as having being sent by both CSTC and the BUILDER.

        Any change of address shall be communicated in writing by registered mail by the party making such change to the other party and in the event of failure to give such notice of change communications addressed to the party at their last known address shall be deemed sufficient.

        Any and all notices, requests, demands, instructions, advice and communications in connection with this Contract shall be deemed to be given at, and shall become effective from, the time when the same is delivered to the address of the party to be served, provided, however, that registered airmail shall be deemed to be delivered ten

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

(10) days after the date of dispatch, express courier service shall be deemed to be delivered five (5) days after the date of dispatch, and telex or telefax acknowledged by the answerbacks shall be deemed to be delivered upon dispatch.

        Any and all notices, communications, Specifications and drawings in connection with this Contract shall be written in the English language and each party hereto shall have no obligation to translate them into any other language.

                                   ARTICLE XX
                           EFFECTIVE DATE OF CONTRACT

        This Contract shall become effective upon the execution and delivery of this Contract and the Specifications.

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                   ARTICLE XXI
                          INTERPRETATION; MISCELLANEOUS

1.      LAW APPLICABLE

        The parties hereto agree that the validity, enforcement and interpretation of this Contract and of each Article and part hereof be governed by and interpreted in accordance with the Laws of England.

2.      DISCREPANCIES

        All general language or requirements embodied in the Specifications are intended to amplify, explain and implement the requirements of this Contract. However, in the event that any language or requirements so embodied in the Specifications permit an interpretation inconsistent with any provision of this Contract, then in each and every such event the applicable provisions of this Contract shall govern. The Specifications and plans are also intended to explain each other, and anything shown on the plans and not stipulated in the Specifications or stipulated in the Specifications and not shown on the plans, shall be deemed and considered as if embodied in both. In the event of conflict between the Specifications and plans, the Specifications shall govern.

        However, with regard to such inconsistency or contradiction between this Contract and the Specifications as may later occur by any change or changes in the Specifications agreed upon by and among the parties hereto after execution of this Contract, then such change or changes shall govern.

3.      DEFINITION

        In absence of stipulation of "banking day(s)" or "business day(s)", the "day" or "days" shall be taken as "calendar day" or "calendar days".

4.      ENTIRE AGREEMENT

        This Contract contains the entire agreement and understanding between the parties hereto and supersedes all prior negotiations, representations, undertakings and agreements on any subject matter of this Contract after signing of the Contract.

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

5.      REGISTRATION OF VESSEL

        The BUYER intends to register the VESSEL under Liberian flag but may elect an alternate registry within a reasonable time prior to Delivery (subject to mutual agreement on necessary modifications as provided for in Article V,
Section 1.

6.      LANGUAGE

        This Contract and the Plan and Specifications have been prepared in the English language, which shall control. The Contract has been signed in triplicate, one counterpart being retained by the BUILDER, one by CSTC and one by the BUYER. The Plan and Specifications have been signed in duplicate, one counterpart being retained by the BUILDER and one by the BUYER.

7.      AMENDMENTS

        No representative of either party shall have authority to make, and neither party shall be bound by, nor liable for, any statement, representation, promise or agreement not set forth herein. No changes, amendments or modifications shall be valid unless reduced to writing and signed by the parties.

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                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

        IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed on the day and year first above written.

                                      NAVIGATOR HOLDINGS PLC


                                      By:  /s/  Richard Kaplow
                                           --------------------------
                                      Name: Richard Kaplow
                                      Title: President


                                      CHINA SHIPBUILDING TRADING
                                      COMPANY, LIMITED


                                      By:  /s/ Shen Yiping
                                           --------------------------
                                      Name: Shen Yiping
                                      Title: Vice President


                                      JIANGNAN SHIPYARD


                                      By:  /s/ Gong Jingen
                                           --------------------------
                                      Name: Gong Jingen
                                      Title: Vice President

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                   Schedule 1

                       Contract Price Installment Schedule

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                   Schedule 2

                             Refund Amount Schedule
                              (Letter of Guarantee)

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                   Schedule 3

                             Refund Amount Schedule
                               (Performance Bond)

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                  EXHIBIT "A":

                   IRREVOCABLE LETTER OF REFUNDMENT GUARANTEE

                         [STATIONERY OF GUARANTOR BANK]


                                     [Date]


Navigator Holdings PLC
c/o Cambridge Petroleum Transport Corporation
535 Madison Avenue
19th Floor
New York, New York 10022


Dear Sirs:

At the request of China Shipbuilding Trading Company, Limited ("CSTC") and Jiangnan Shipyard (the "Builder" and, together with CSTC, the "SELLER") and in consideration of Navigator Holdings PLC (the "BUYER") agreeing to pay SELLER the installments of the contract price (the "Contract Price") pursuant to the Amended and Restated Shipbuilding Contract dated the 26th day of June, 1997, as amended, supplemented or otherwise modified from time to time (hereinafter called the "Contract") made by and between the BUYER and the SELLER for the construction of one (1) 22,000 cubic meter liquefied ethylene gas carrier having Hull No. 2247 (hereinafter called the "VESSEL"), The Export Import Bank of China the "Bank") the undersigned, do guarantee the payment (and not merely the collectability of the same) to the BUYER by the SELLER immediately upon demand of an amount up to but not exceeding a total amount as set forth in Schedule 1 hereto (calculated in accordance with the immediately following paragraph), together with simple interest thereon calculated at the rate of ten percent (10.0%) per annum on the basis of a 360 day year from and including the date of receipt of demand to but not including the date of remittance by telegraphic transfer of such refund.

Subject to BUYER making installment payments in accordance with Article II of the Contract, the amount of this Guarantee will be automatically increased during the term of this Guarantee and shall be equal to the sum of: (i) the amount set forth on Schedule 1 hereto calculated as of the first day of the calendar month in which the

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

Date of Rejection occurs; and (ii) an amount equal to the product of (X) the difference between (1) the amount set forth on Schedule 1 hereto calculated as of the first day of the calendar month immediately succeeding the month in which the Date of Rejection occurs and (2) the amount set forth on Schedule 1 hereto as of the first day of the month in which the Date of Rejection of the vessel under the Contract occurs and (y) a fraction the numerator of which is numeric day of the month of the date on which the Refund Amount (as hereinafter defined) is actually paid and the denominator of which is 30 (collectively, the "Refund Amount").

BUYER's right to demand payment under this Guarantee shall become effective on the earlier to occur of (i) April 1, 2001, (ii) the date on which the SELLER fails to pay any liquidated damages payable to BUYER as provided in Section 1(a) of Article III of the Contract, (iii) upon the cancellation, termination or rescission of the Contract by the BUYER in accordance with the terms of Contract as set forth in Article III, 1(a), 2(c), 3(c), 4(c), 5(c), Article X, Article XII 2(b), or Article XVI (b) or (c), or (iv) the insolvency or bankruptcy of BUILDER.

Payment shall be made to the BUYER in United States Dollars in accordance with the payment instruction given to us by the BUYER.

Payment under this Guarantee is available at the counters of ______________ Bank against presentation of the BUYER's signed statement issued in the form attached hereto as Appendix A ("Notice of Demand"). If the Notice of Demand is received by the Bank by 12:00 noon local time on a banking day, the Bank shall pay the Refund Amount (plus interest thereon) in immediately available funds within ten
(10) banking days. If the Notice of Demand is received by the Bank after 12:00 noon local time on a banking day, the Bank shall pay the Refund Amount (plus interest thereon) in immediately available funds within eleven (11) banking days.

This Guarantee is available for one payment only, whether for the full amount hereof or any part thereof, as may be demanded by the BUYER. In the event that the BUYER's demand is for a lesser amount than the amount of this Guarantee, the interest payable will be calculated on the amount of the BUYER's demand and not on the amount of this Guarantee.

We agree that this Guarantee shall be a continuing guarantee and (i) shall not be impaired or discharged by the granting of time or any other indulgence to the SELLER, or any other forbearance (whether as to payment, time, performance, or otherwise) which might, but for this provision, have any such effect; (ii) shall not be conditioned or contingent upon the BUYER's pursuit of any remedy that it has against the SELLER;

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

and (iii) shall be unconditional irrespective of any other circumstance that might otherwise constitute a legal or equitable discharge of a surety or guarantor under applicable law, and we hereby waive any and all rights (whether by counterclaim, set off or otherwise) and defenses at law or in equity that may be available to us by reason of such circumstance.

This Guarantee shall become effective from the time of the actual receipt of the first installment by the SELLER from the BUYER under the Contract and the Refund Amount payable under this Guarantee shall correspond to the total installment payments actually made by the BUYER to the SELLER from time to time under the Contract prior to the delivery of the VESSEL including applicable interest.

This Guarantee shall expire and become null and void on the earlier to occur of
(i) the receipt by the BUYER of the sum guaranteed hereby; (ii) the receipt by the Bank of either a copy of the Protocol of Delivery and Acceptance of the VESSEL, purportedly signed by the BUYER and the SELLER and issued in the form attached hereto as Appendix B or a copy of the Certificate of Completion of the Vessel signed by the respective parties thereto in the form attached hereto as Appendix C; or (iii) 5:00 p.m. New York time on May 1, 2001, in any such case this Guarantee shall be returned to us; provided, the Bank further agrees that its obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time any payment, or any part thereof, made by the SELLER is rescinded or must otherwise be restored by the BUYER upon the bankruptcy or reorganization of the SELLER.

Notwithstanding the provisions hereinabove, in case we receive notification from the BUYER or the SELLER confirmed by an arbitrator stating that the BUYER's claim to cancel the Contract or the BUYER's claim for refundment thereunder has been disputed and referred to arbitration in accordance with the provisions of the Contract, the period of validity of this Guarantee shall be extended until thirty (30) days after the final award shall be rendered in the arbitration and a copy thereof acknowledged by the arbitrators. In such case, this Guarantee shall not be available unless and until such acknowledged copy of the final award in the Arbitration justifying the BUYER's claim is presented to us; subject to any appeal of such final award which may be permitted under English law; provided the Refund Amount shall be adjusted to reflect the delay resulting from such arbitration and shall be calculated in accordance with Schedule 1 hereto to the date payment is actually made.

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

This Guarantee is governed by and enforced and construed in accordance with the laws of England.


For:  [Name of Guarantor]


By:-------------------------          By:-------------------------
Name:-----------------------          Name:-----------------------
Title:----------------------          Title:----------------------

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                             SCHEDULE 1 TO EXHIBIT A
                                  REFUND AMOUNT



                             Net
        Date                Amount
        ----                ------

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                             Appendix A to Exhibit A

---------------------- Bank
----------------------
----------------------

Re:  Irrevocable Letter of Refundment Guarantee No. __ (the "Guarantee")

         The undersigned hereby certifies to [Name of Guarantor] with reference to Guarantee No.______ that:

         1. The undersigned is duly authorized to execute and deliver this certificate on behalf of the BUYER.

         2. The BUYER hereby makes a claim against the Guarantee for payment of US$ _________, plus simple interest thereon calculated at the rate of percent per annum on the basis of a 360 day year from __________ to the date payment is effected by [Name of Guarantor] to the BUYER in accordance with the payment instructions provided below.

         3. The amount claimed represents a demand for refund of amounts refundable to the BUYER and such demand for refund has been made in conformity with the Amended and Restated Shipbuilding Contract dated the ___ day of _____________, 1997, made by and among Navigator Holdings PLC, or assignee (the "BUYER") and China Shipbuilding Trading Company, Limited and Jiangnan Shipyard (collectively, the "SELLER"), for the construction of one (1) 22,000 cubic meter liquefied ethylene gas carrier having Hull No. 2247, as amended, supplemented or otherwise modified from time to time (hereinafter called the "Contract") and that the SELLER has failed to make the refund after receipt of our demand to the SELLER.

         4. You are hereby directed to make payment of the stated amount to ________________________ [INSERT PAYMENT INSTRUCTIONS]

                                      ----------------------------
                                      By:-------------------------
                                      Date:-----------------------

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                             Appendix B to Exhibit A

                       PROTOCOL OF DELIVERY AND ACCEPTANCE

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, China Shipbuilding Trading Company and Jiangnan Shipyard (collectively the "SELLER") does hereby deliver at ________ hours (local time) on __________________, to Navigator Holdings PLC or assignee (the "BUYER"), the vessel described hereunder in accordance with the provisions of the Amended and Restated Shipbuilding Contract dated ______________, as amended, made by and between SELLER and the BUYER.

         Name of VESSEL:
         SELLER's Hull No.         2247
         Type of VESSEL:

         That the undersigned, Navigator Holdings PLC or assignee does hereby accept delivery of the aforesaid vessel and certify that the same is delivered in accordance with the provisions of the said Shipbuilding Contract, and that this PROTOCOL OF DELIVERY AND ACCEPTANCE does not release SELLER from its responsibilities under Article IX of the said Shipbuilding Contract.

                                      NAVIGATOR HOLDINGS PLC


                                      By:-------------------------
                                      Name:-----------------------
                                      Title:----------------------



                                      CHINA SHIPBUILDING TRADING
                                      COMPANY, LIMITED


                                      By:-------------------------
                                      Name:-----------------------
                                      Title:----------------------



                                      JIANGNAN SHIPYARD


                                      By:-------------------------
                                      Name:-----------------------
                                      Title:----------------------

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                             Appendix C to Exhibit A


                            CERTIFICATE OF COMPLETION


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, Jiangnan Shipyard ("Builder"), China Shipbuilding Trading Company, Ltd. ("CSTC"), Tractebel Gas Engineering GmbH ("Tractebel") and Germanischer Lloyd ("GL") do hereby confirm that the Vessel described hereunder together with the Gas Plant is completed at ______ hours (local time) of _____ day of ____________ in accordance with the terms and conditions of the Amended and Restated Shipbuilding Contract dated ________, 1997, as amended, made by and among Navigator Holdings PLC (as "Buyer"), CSTC and the Builder (CSTC and Builder collectively as the "Seller") and that the Vessel is fully in compliance with the requirements of the Classification Society as described in the Shipbuilding Contract.

         Name of Vessel:
         Seller's Hull No.:
         Type of Vessel:

         That this Certificate of Completion does not release Seller from its responsibilities under Article IX of the said Shipbuilding Contract.

JIANGNAN SHIPYARD                         TRACTEBEL GAS ENGINEERING GmbH


By:-------------------------              By:-------------------------
Name:-----------------------              Name:-----------------------
Title:----------------------              Title:----------------------


CHINA SHIPBUILDING TRADING                GERMANISCHER LLOYD
COMPANY, LTD.


By:-------------------------              By:-------------------------
Name:-----------------------              Name:-----------------------
Title:----------------------              Title:----------------------

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                  EXHIBIT "B":
                                   IRREVOCABLE
                                PERFORMANCE BOND

                   [STATIONERY OF PERFORMANCE GUARANTOR BANK]


                                     [Date]


Navigator Holdings, PLC
c/o Cambridge Petroleum Transport Corporation
535 Madison Avenue
19th Floor
New York, New York 10022


Dear Sirs:

At the request of China Shipbuilding Trading Company, Limited ("CSTC") and Jiangnan Shipyard (the "Builder" and together with CSTC collectively called the "SELLER") and in consideration of Navigator Holdings, PLC (the "BUYER") agreeing to pay SELLER the installments of the contract price (the "Contract Price") pursuant to the Amended and Restated Shipbuilding Contracts dated the 26th day of June, 1997, as amended, supplemented or otherwise modified from time to time (hereinafter called the "Contracts") made by and between the BUYER and the SELLER for the construction of five (5) 22,000 cubic meter liquefied ethylene gas carriers respectively having Hull Nos. 2245, 2246, 2247, 2248 and 2249 (hereinafter called the "VESSELS"), Export-Import Bank of China (the "Bank") guarantees the payment (and not merely the collectability of the same) to the BUYER by the SELLER, immediately upon demand, of an amount up to but not exceeding a total aggregate amount of United States Dollars Twenty Six Million Seven Hundred Thousand (US$26,700,000) (the "Payment Amount"), if and when the same or any part thereof becomes payable to BUYER from the SELLER under any Contract or Contracts if any such Contract or Contracts are cancelled by the BUYER in accordance with the terms (Article III, 1(a), 2(c), 3(c), 4(c), 5(c),
Article X, Article XII 2(b) and Article XVI (b) and (c)) of such Contract or Contracts (any a "Cancellation Event"). This Performance Bond shall become effective upon actual receipt in full by the SELLER of the initial installment due under each of the Contracts.

Payment shall be made to the BUYER in United States Dollars in accordance with the payment instruction given to the BANK by the BUYER.

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

Payment under this Performance Bond is available at the counters of Export-Import Bank of China in __________________ against presentation of the BUYER's signed statement issued in the form attached hereto as Appendix A ("Notice of Demand"). The Notice of Demand shall set forth the dollar amount to be paid to the BUYER under this Performance Bond, which amount shall be based upon Schedule 1 attached hereto (the "Demand Amount") provided such Demand Amount shall not exceed the Payment Amount. As to any date on which a Notice of Demand is presented, the Demand Amount shall be equal to the amount set forth opposite the calendar month in which such Notice of Demand is presented under the column heading specified in the Notice of Demand. If the Notice of Demand is received by the Bank by 12:00 noon local time on a banking day, the Bank shall pay the Demand Amount in immediately available funds within ten (10) banking days. If the Notice of Demand is received by the Bank after 12:00 noon local time on a banking day, the Bank shall pay the Demand Amount in immediately available funds within eleven (11) banking days.

The right of the BUYER to demand payment under this Performance Bond by presentation of a Notice of Demand shall become effective on the earlier to occur of (i) April 1, 2001, (ii) the date on which the SELLER fails to pay any liquidated damages payable to BUYER as provided in Section 1(a) of Article III of the Contracts, (iii) the occurrence of a Cancellation Event or (iv) the bankruptcy or insolvency of the Builder.

This Performance Bond is available for one payment only, whether for the full amount hereof or any part thereof, as may be demanded by the BUYER.

We agree that this Performance Bond shall be a continuing guarantee and (i) shall not be impaired or discharged by the granting of time or any other indulgence to the SELLER, or any other forbearance (whether as to payment, time, performance, or otherwise) which might, but for this provision, have any such effect; (ii) shall not be conditioned or contingent upon the BUYER's pursuit of any remedy that it has against the SELLER; and (iii) shall be unconditional irrespective of any other circumstance that might otherwise constitute a legal or equitable discharge of a surety or guarantor under applicable law, and we hereby waive any and all rights (whether by counterclaim, set off or otherwise) and defenses at law or in equity that may be available to us by reason of such circumstance.

This Performance Bond shall expire and become null and void on the earlier of
(i) the receipt by the BUYER of the sum guaranteed hereby; (ii) the receipt by Bank of a copy of the Protocol of Acceptance and Delivery or Certificates of Completion for each of the five (5) VESSELS in the form of Appendix B or Appendix C to this Performance Bond; or (iii) 5:00 p.m. New York time on May 1, 2001, in any such case this Performance Bond shall be returned to us; provided, the Bank further agrees that its obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time any payment, or any part thereof, made by the SELLER is

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

rescinded or must otherwise be restored by the BUYER upon the bankruptcy or reorganization of the SELLER.

Notwithstanding the provisions hereinabove, in case we receive notification from the BUYER or the SELLER stating that the BUYER's claim to cancel the Contracts or the BUYER's claim for payment thereunder has been disputed and referred to arbitration in accordance with the provisions of the Contracts, the period of validity of this Performance Bond shall be extended until thirty (30) days after the final award shall be rendered in the arbitration and a copy thereof acknowledged by the arbitrators. In such case, this Performance Bond shall not be available unless and until such acknowledged copy of the final award in the Arbitration justifying the BUYER's claim is presented to us; subject to any appeal of such final award which may be permitted under English law.

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

This Guarantee is governed by and enforced and construed in accordance with the laws of England.


For:  [Name of Performance Guarantor]


By:-------------------------              By:-------------------------
Name:-----------------------              Name:-----------------------
Title:----------------------              Title:----------------------

                                                            Amended and Restated
                                                     Shipbuilding Contract H2247

                                   SCHEDULE 1
                                  REFUND AMOUNT



                                                 Net
                            Date                Amount
                            ----                ------

                             Appendix A to Exhibit B

---------------------- Bank
----------------------
----------------------

Re:  Irrevocable Performance Bond No. __ (the "Performance Bond")

         The undersigned hereby certifies to The Export Import Bank of China with reference to Performance Bond No. ______ that:

         1. The undersigned is duly authorized to execute and deliver this certificate on behalf of the BUYER.

         2. The BUYER hereby makes a claim against the Performance Bond for payment of US$ _________, based upon Schedule 1 attached to the Performance Bond. As of the date of this Notice of Demand, we have received either a Protocol of Delivery and Acceptance or a Certificate of Completion with respect to ____ Vessels (as defined below). Therefore the amount claimed is based upon the amount set forth under column ____ of
                   Schedule 1 opposite ______ (the date).

         3. The amount claimed represents a demand for refund of amounts refundable to the BUYER and such demand for refund has been made in conformity with the Amended and Restated Shipbuilding Contracts each dated the 26th day of June, 1997 made by and among Navigator Holdings, PLC, or assignee (the "BUYER") and China Shipbuilding Trading Company, Limited and Jiangnan Shipyard (collectively, the "SELLER"), for the construction of five (5) 22,000 cubic meter liquefied ethylene gas carrier having Hull Nos. 2245, 2246, 2247, 2248 and 2249 (the
                   "Vessels"), as amended, supplemented or otherwise modified from time to time (hereinafter called the "Contracts") and that the SELLER has failed to make the refund after receipt of our demand to the SELLER.

         4. You are hereby directed to make payment of the stated amount to ________________________ [INSERT PAYMENT INSTRUCTIONS]



                                                  -----------------------
                                                  By:--------------------
                                                  Date:------------------

                             Appendix B to Exhibit B

                       PROTOCOL OF DELIVERY AND ACCEPTANCE


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, China Shipbuilding Trading Company and Jiangnan Shipyard (collectively the "SELLER") does hereby deliver at ________ hours (local time) on __________________, to Navigator Holdings PLC or assignee (the "BUYER"), the vessel described hereunder in accordance with the provisions of the Amended and Restated Shipbuilding Contract dated June 26, 1997, as amended, made by and between SELLER and the BUYER.

         Name of VESSEL:   ---------------------
         SELLER's Hull No. 2247
         Type of VESSEL:

         That the undersigned, Navigator Holdings PLC or assignee does hereby accept delivery of the aforesaid vessel and certify that the same is delivered in accordance with the provisions of the said Shipbuilding Contract, and that this PROTOCOL OF DELIVERY AND ACCEPTANCE does not release SELLER from its responsibilities under Article IX of the said Shipbuilding Contract.

                                       NAVIGATOR HOLDINGS PLC

                                       By:-------------------------
                                       Name:-----------------------
                                       Title:----------------------

                                       CHINA SHIPBUILDING TRADING
                                       COMPANY, LIMITED

                                       By:-------------------------
                                       Name:-----------------------
                                       Title:----------------------

                                       JIANGNAN SHIPYARD

                                       By:-------------------------
                                       Name:-----------------------
                                       Title:----------------------

                             Appendix C to Exhibit B


                            CERTIFICATE OF COMPLETION


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, Jiangnan Shipyard ("Builder"), China Shipbuilding Trading Company, Ltd. ("CSTC"), Tractebel Gas Engineering GmbH ("Tractebel") and Germanischer Lloyd ("GL") do hereby confirm that the Vessel described hereunder together with the Gas Plant is completed at ______ hours (local time) of _____ day of ____________ in accordance with the terms and conditions of the Amended and Restated Shipbuilding Contract dated ________, 1997, as amended, made by and among Navigator Holdings Ltd. (as "Buyer"), CSTC and the Builder (CSTC and Builder collectively as the "Seller") and that the Vessel is fully in compliance with the requirements of the Classification Society as described in the Shipbuilding Contract.

         Name of Vessel:   ----------------------
         Seller's Hull No.:----------------------
         Type of Vessel:   ----------------------

         That this Certificate of Completion does not release Seller from its responsibilities under Article IX of the said Shipbuilding Contract.

JIANGNAN SHIPYARD                       TRACTEBEL GAS ENGINEERING GmbH

By:-------------------------            By:-------------------------
Name:-----------------------            Name:-----------------------
Title:----------------------            Title:----------------------


CHINA SHIPBUILDING TRADING              GERMANISCHER LLOYD
COMPANY, LTD.

By:-------------------------            By:-------------------------
Name:-----------------------            Name:-----------------------
Title:----------------------            Title:----------------------

                                  EXHIBIT "C":

                          IRREVOCABLE PERFORMANCE BOND

                   [STATIONERY OF PERFORMANCE GUARANTOR BANK]


                                     [Date]


Navigator Holdings, PLC
c/o Cambridge Petroleum Transport Corporation
535 Madison Avenue
19th Floor
New York, New York 10022


Dear Sirs:

At the request of Tractebel Gas Engineering GmBH and in consideration of Navigator Holdings, PLC (the "BUYER") agreeing to pay China Shipbuilding Trading Company, Limited ("CSTC") and Jiangnan Shipyard (the "Builder" together with CSTC collectively called the "SELLER") the installments of the contract price (the "Contract Price") pursuant to the Amended and Restated Shipbuilding Contracts dated the 26th day of June, 1997, as amended, supplemented or otherwise modified from time to time (hereinafter called the "Contracts") made by and between the BUYER and the SELLER for the construction of five (5) 22,000 cubic meter liquefied ethylene gas carriers having Hull Nos. 2245, 2246, 2247, 2248 and 2249 (hereinafter called the "VESSELS"), Generale de Banque (the "Bank") guarantees the payment (and not merely the collectability of the same) to the BUYER by the SELLER, immediately upon demand, of an amount up to but not exceeding a total aggregate amount of United States Dollars Thirteen Million Three Hundred Thousand (US$13,300,000) (the "Payment Amount"), if and when the same or any part thereof become payable to BUYER from the SELLER under any Contract or Contracts if any such contract or contracts are cancelled by the BUYER in accordance with the terms (Article III, 1(a), 2(c), 3(c), 4(c), 5(c),
Article X, Article XII 2(b) and Article XVI(b) and (c)) of the Contracts (any a "Cancellation Event"). This Performance Bond shall become effective upon payment of the initial installment under each of the Contracts.

Payment shall be made to the BUYER in United States Dollars in accordance with the payment instruction given to the BANK by the BUYER.

Payment under this Performance Bond is available at the counters of _______________ against presentation of the BUYER's signed statement issued in the form attached hereto as Appendix A ("Notice of Demand"). The Notice of Demand shall set forth the dollar amount to be paid to the

BUYER under this Performance Bond, which amount shall be based upon Schedule 1 attached hereto (the "Demand Amount") provided such Demand Amount shall not exceed the Payment Amount. As to any date on which a Notice of Demand is presented, the Demand Amount shall be equal to the amount set forth opposite the calendar month in which such Notice of Demand is presented and under the column heading specified in the Notice of Demand less the amount paid by the Export-Import Bank of China under such Bank's Irrevocable Performance Bond dated _______, 1997 (the "Ex-Im Performance Bond"). In addition, the BUYER's right to demand payment as provided above is subject to delivery by BUYER to the Bank of a copy of the notice of demand presented to the Export-Import Bank of China under the Ex-Im Performance Bond in the amount of US$26,700,000 and evidence that such amount has been paid.

If the Notice of Demand is received by the Bank by 12:00 noon local time on a business day, the Bank shall pay the Demand Amount in immediately available funds on the same business day. If the Notice of Demand is received by the Bank after 12:00 noon local time on a business day, the Bank shall pay the Demand Amount in immediately available funds on the next succeeding business day.

The right of the BUYER to demand payment under this Performance Bond shall become effective on the earlier to occur of (i) April 1, 2001, (ii) the date on which the SELLER fails to pay any liquidated damages payable to BUYER as provided in Section 1(a) of Article III of the Contracts, (iii) the occurrence of a Cancellation Event or (iv) the bankruptcy or insolvency of the Builder.

This Performance Bond is available for one payment only, whether for the full amount hereof or any part thereof, as may be demanded by the BUYER.

We agree that this Performance Bond shall be a continuing guarantee and (i) shall not be impaired or discharged by the granting of time or any other indulgence to the SELLER, or any other forbearance (whether as to payment, time, performance, or otherwise) which might, but for this provision, have any such effect; (ii) shall not be conditioned or contingent upon the BUYER's pursuit of any remedy that it has against the SELLER; and (iii) shall be unconditional irrespective of any other circumstance that might otherwise constitute a legal or equitable discharge of a surety or guarantor under applicable law, and we hereby waive any and all rights (whether by counterclaim, set off or otherwise) and defenses at law or in equity that may be available to us by reason of such circumstance.

This Performance Bond shall expire and become null and void on the earlier of
(i) the receipt by the BUYER of the sum guaranteed hereby; (ii) the receipt by Bank of a copy of the Protocol of Acceptance and Delivery and/or Certificates of Completion for each of the five (5) VESSELs in the form of Appendix B or Appendix C to this Performance Bond; and (iii) 5:00 p.m. New York time on May 1, 2001, in any such case this Performance Bond shall be returned to us; provided, the Bank further agrees that its obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time any payment, or any part thereof, made by the SELLER is rescinded or must otherwise be restored by the BUYER upon the bankruptcy or reorganization of the SELLER.

Notwithstanding the provisions hereinabove, in case we receive notification from the BUYER or the SELLER confirmed by an arbitrator stating that the BUYER's claim to cancel the Contracts or the BUYER's claim for refundment thereunder has been disputed and referred to arbitration in accordance with the provisions of the Contract, the period of validity of this Performance Bond shall be extended until thirty (30) days after the final award shall be rendered in the arbitration and a copy thereof acknowledged by the arbitrators. In such case, this Performance Bond shall not be available unless and until such acknowledged copy of the final award in the Arbitration justifying the BUYER's claim is presented to us; subject to any appeal of such final award which may be permitted under English law.

This Performance Bond is governed by and enforced and construed in accordance with the laws of England.


For:  Generale de Banque


By:-------------------------                 By:-------------------------
Name:-----------------------                 Name:-----------------------
Title:----------------------                 Title:----------------------

                             Appendix A to Exhibit C
                                Notice of Demand

Generale de Banque

------------------------
------------------------

Re:  Irrevocable Performance Bond No. __ (the "Performance Bond")

         The undersigned hereby certifies to Generale de Banque with reference to Guarantee No.______ that:

         1. The undersigned is duly authorized to execute and deliver this certificate on behalf of the BUYER.

         2. The BUYER hereby makes a claim against the Performance Bond for payment of US$ _________, based upon Schedule 1 attached to the Performance Bond. As of the date of this Certificate, we have received either a Protocol of Delivery and Acceptance or a Certificate of Completion with respect to ____ Vessels (as defined below). Therefore the amount claimed is based upon the amount set forth under column ____ of Schedule 1 opposite ______ (the date), less $26,700,000, the amount paid by the Export Import Bank of China pursuant to the attached Notice of Demand presented by the undersigned on
                   _________________.

         3. The amount claimed represents a demand for refund of amounts refundable to the BUYER and such demand for refund has been made in conformity with the Amended and Restated Shipbuilding Contracts each dated the 26th day of June, 1997 made by and among Navigator Holdings, PLC, or assignee (the "BUYER") and China Shipbuilding Trading Company, Limited and Jiangnan Shipyard (collectively, the "SELLER"), for the construction of five (5) 22,000 cubic meter liquefied ethylene gas carrier having Hull Nos. 2245, 2246, 2247, 2248 and 2249 (the
                   "Vessels"), as amended, supplemented or otherwise modified from time to time (hereinafter called the "Contracts") and that the SELLER has failed to make the refund after receipt of our demand to the SELLER.

         4. You are hereby directed to make payment of the stated amount to ________________________ [INSERT PAYMENT INSTRUCTIONS]


                                      ------------------------
                                      By:---------------------
                                      Date:-------------------

                             Appendix B to Exhibit C

                       PROTOCOL OF DELIVERY AND ACCEPTANCE


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, China Shipbuilding Trading Company and Jiangnan Shipyard (collectively the "SELLER") does hereby deliver at ________ hours (local time) on __________________, to Navigator Holdings PLC or assignee (the "BUYER"), the vessel described hereunder in accordance with the provisions of the Amended and Restated Shipbuilding Contract dated June 26, 1997, as amended, made by and between SELLER and the BUYER.

         Name of VESSEL:  ---------------------
         SELLER's Hull No. 2247
         Type of VESSEL:

         That the undersigned, Navigator Holdings PLC or assignee does hereby accept delivery of the aforesaid vessel and certify that the same is delivered in accordance with the provisions of the said Shipbuilding Contract, and that this PROTOCOL OF DELIVERY AND ACCEPTANCE does not release SELLER from its responsibilities under Article IX of the said Shipbuilding Contract.

                                       NAVIGATOR HOLDINGS PLC

                                       By:-------------------------
                                       Name:-----------------------
                                       Title:----------------------

                                       CHINA SHIPBUILDING TRADING
                                       COMPANY, LIMITED

                                       By:-------------------------
                                       Name:-----------------------
                                       Title:----------------------

                                       JIANGNAN SHIPYARD

                                       By:-------------------------
                                       Name:-----------------------
                                       Title:----------------------

                             Appendix C to Exhibit C


                            CERTIFICATE OF COMPLETION


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, Jiangnan Shipyard ("Builder"), China Shipbuilding Trading Company, Ltd. ("CSTC"), Tractebel Gas Engineering GmbH ("Tractebel") and Germanischer Lloyd ("GL") do hereby confirm that the Vessel described hereunder together with the Gas Plant is completed at ______ hours (local time) of _____ day of ____________ in accordance with the terms and conditions of the Amended and Restated Shipbuilding Contract dated ________, 1997, as amended, made by and among Navigator Holdings Ltd. (as "Buyer"), CSTC and the Builder (CSTC and Builder collectively as the "Seller") and that the Vessel is fully in compliance with the requirements of the Classification Society as described in the Shipbuilding Contract.

         Name of Vessel:      ----------------------
         Seller's Hull No.:   ----------------------
         Type of Vessel:      ----------------------

         That this Certificate of Completion does not release Seller from its responsibilities under Article IX of the said Shipbuilding Contract.

JIANGNAN SHIPYARD                            TRACTEBEL GAS ENGINEERING GmbH

By:-------------------------                 By:-------------------------
Name:-----------------------                 Name:-----------------------
Title:----------------------                 Title:----------------------


CHINA SHIPBUILDING TRADING                   GERMANISCHER LLOYD
COMPANY, LTD.

By:-------------------------                 By:-------------------------
Name:-----------------------                 Name:-----------------------
Title:----------------------                 Title:----------------------

                                   EXHIBIT "D"

                            CERTIFICATE OF COMPLETION


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, Jiangnan Shipyard ("Builder"), China Shipbuilding Trading Company, Ltd. ("CSTC"), Tractebel Gas Engineering GmbH ("Tractebel") and Germanischer Lloyd ("GL") do hereby confirm that the Vessel described hereunder together with the Gas Plant is completed at ______ hours (local time) of _____ day of ____________ in accordance with the terms and conditions of the Amended and Restated Shipbuilding Contract dated ________, 1997, as amended, made by and among Navigator Holdings Ltd. (as "Buyer"), CSTC and the Builder (CSTC and Builder collectively as the "Seller") and that the Vessel is fully in compliance with the requirements of the Classification Society as described in the Shipbuilding Contract.

         Name of Vessel:  -----------------------------
         Seller's Hull No.:----------------------------
         Type of Vessel:-------------------------------

         That this Certificate of Completion does not release Seller from its responsibilities under Article IX of the said Shipbuilding Contract.

JIANGNAN SHIPYARD                            TRACTEBEL GAS ENGINEERING GmbH

By:-------------------------                 By:-------------------------
Name:-----------------------                 Name:-----------------------
Title:----------------------                 Title:----------------------

CHINA SHIPBUILDING TRADING                   GERMANISCHER LLOYD
COMPANY, LTD.

By:-------------------------                 By:-------------------------
Name:-----------------------                 Name:-----------------------
Title:----------------------                 Title:----------------------

                                  EXHIBIT "D-1"

                       PROTOCOL OF DELIVERY AND ACCEPTANCE



KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, China Shipbuilding Trading Company and Jiangnan Shipyard (collectively the "SELLER") does hereby deliver at ________ hours (local time) on __________________, to Navigator Holdings PLC or assignee (the "BUYER"), the vessel described hereunder in accordance with the provisions of the Amended and Restated Shipbuilding Contract dated ______________, as amended, made by and between SELLER and the BUYER.

         Name of VESSEL:
         SELLER's Hull No.          2247
         Type of VESSEL:

         That the undersigned, Navigator Holdings PLC or assignee does hereby accept delivery of the aforesaid vessel and certify that the same is delivered in accordance with the provisions of the said Shipbuilding Contract, and that this PROTOCOL OF DELIVERY AND ACCEPTANCE does not release SELLER from its responsibilities under Article IX of the said Shipbuilding Contract.

                                        NAVIGATOR HOLDINGS PLC


                                        By:-------------------------
                                        Name:-----------------------
                                        Title:----------------------

                                        CHINA SHIPBUILDING TRADING
                                        COMPANY, LIMITED

                                        By:-------------------------
                                        Name:-----------------------
                                        Title:----------------------

                                        JIANGNAN SHIPYARD


                                        By:-------------------------
                                        Name:-----------------------
                                        Title:----------------------



                                      D-1-1

                                  EXHIBIT "E":
                           TRUSTEE'S COMMITMENT LETTER

JIANGNAN SHIPYARD
c/o China Shipbuilding Trading Company, Limited and CHINA SHIPBUILDING TRADING COMPANY, LIMITED
10 Yue Tan Bei Xiao Jie
Beijing 100861
The People's Republic Bank of China




     Re: Shipbuilding Contract for Construction of 22,000 Cubic Meters Liquefied
         Ethylene Gas Carrier (the "Contract")

Ladies and Gentlemen:

         This is to confirm that the undersigned as indenture trustee under the Indenture (the "Indenture") dated as of _____________, 1997, among the undersigned, as trustee (the "Indenture Trustee"), _________________, ________________, __________________, _______________, __________________,
(collectively, the "Owners") and ________________, as agent for the Owners, is holding in Account No. ______, the Pre-Funding Account established under and pursuant to the terms of Indenture, an amount equal to US$_________.

         1. Pursuant to the terms of the Indenture, the undersigned shall automatically disburse from amounts held in the Pre-Funding Account the first through fourth installments of the Contract Price (as defined in the Amended and Restated Shipbuilding Contract dated June 26, 1997 with respect to Hull No. 2247 (the "Vessel")) on the dates and in the manner set forth in Schedule 1 of the Contract and in accordance with Section 4 of Article II of the Contract and
Schedule 1 hereto.

         2. The Fourth Installment shall be payable to the Seller only after the Trustee has received a duplicate original, or facsimile copy of such original, of either a Protocol of Delivery and Acceptance or a Certificate of Completion with respect to each Vessel having an Original Delivery Date prior to that of the Vessel.

         3. The fifth installment shall be paid in accordance with the provisions of Article II, Section (4) upon receipt by the Indenture Trustee of a Protocol of Delivery and Acceptance signed by both the SELLER and the BUYER or a Certificate of Completion signed by the SELLER, Germanischer Lloyd and Tractebel Gas Engineering GmBH.

         4. Any payment by us shall be made in United States Dollars by telegraphic transfer to Bank of China New York Branch, 410 Madison Avenue, New York New York 10017 U.S.A. as receiving bank nominated by you for credit to the account of China Shipbuilding Trading Company, Limited with Bank of China, Head Office, Banking Department, Beijing, the People's Republic of China with SWIFT advise from Bank of China, New York Branch to Bank of China, Head Office, Banking Department, or through other receiving bank to be nominated by you from time to time, in favor of China Shipbuilding Trading Company Limited or your assignee. We hereby agree to make all payments as aforesaid unless directed by you in writing.

         5. Our obligation to make the first through fourth installments due under the Contract shall not be affected or prejudiced by any dispute between the SELLER and the BUYER under the Contract or by the BUILDER's delay in the construction and/or delivery of the VESSEL due to whatever causes or by any variation or extension of the terms thereof or by any security or other indemnity now or hereafter held by you in respect thereof, or by any time or indulgence granted by you or any other person in connection therewith, or by any invalidity or unenforceability of the terms thereof, or by any act, omission, fact circumstances whatsoever, which could or might, but for the foregoing, diminish in any way our obligations under the Commitment.

         6. This Trustee's Commitment Letter shall come into full force and effect upon delivery to you of this Trustee's Commitment Letter and shall continue in force and effect until the full payment of the second, third, fourth and fifth installments or the termination of the Contract in accordance with the terms thereof.

         7. All payments by us under this Trustee's Commitment Letter shall be made without any set-off or counterclaim and without deduction or withholding for or on account of any taxes, duties, or charges whatsoever unless we are compelled by law to deduct or withhold the same. In the latter event we shall make the minimum deduction or withholding permitted and will pay such additional amounts as may be necessary in order that the net amount received by you after such deductions or withholdings shall equal to the amount which would have been received had no such deduction or withholding been required to be made.

         8. This Trustee's Commitment Letter shall be construed in accordance with and governed by the Laws of New York.

         9. Upon expiration of this Trustee's Commitment Letter, you shall return the same to us without any request or demand from us. For the avoidance of doubt, this Trustee's Commitment Letter shall have no further force and effect upon its expiration pursuant to Clause 6 hereof, notwithstanding that the same may not have been returned to us pursuant to the Clause 8.

         IN WITNESS WHEREOF, we have caused this Trustee's Commitment Letter to be executed and delivered by our duly authorized representative the day and year above written.

                                        [Name of Trustee Bank]

                                        By:-------------------------
                                        Name:-----------------------
                                        Title:----------------------

                                TABLE OF CONTENTS

                                                                           Page


ARTICLE I
DESCRIPTION AND CLASS.......................................................  2
         1.       DESCRIPTION...............................................  2
         2.       CLASS AND RULES...........................................  3
         3.       PRINCIPAL PARTICULARS AND DIMENSIONS OF THE VESSEL........  4
         4.       GUARANTEED SPEED..........................................  4
         5.       GUARANTEED FUEL CONSUMPTION...............................  5
         6.       GUARANTEED DEADWEIGHT.....................................  5
         7.       GUARANTEED CARGO TANK CAPACITY............................  5
         8.       SUBCONTRACTING............................................  6
         9.       REGISTRATION..............................................  6

ARTICLE II
CONTRACT PRICE & TERMS OF PAYMENT...........................................  6
         1.       CONTRACT PRICE............................................  6
         2.       CURRENCY..................................................  6
         3.       TERMS OF PAYMENT..........................................  6
         4.       METHOD OF PAYMENT.........................................  7
         5.       PREPAYMENT................................................  8
         6.       SECURITY FOR PAYMENT OF INSTALLMENTS BEFORE DELIVERY
                   .........................................................  8
         7.       REFUNDS...................................................  8

ARTICLE III
ADJUSTMENT OF THE CONTRACT PRICE............................................ 10
         1.       DELIVERY.................................................. 10
         2.       INSUFFICIENT SPEED........................................ 12
         3.       EXCESSIVE FUEL CONSUMPTION................................ 13
         4.       INSUFFICIENT DEADWEIGHT................................... 14
         5.       INSUFFICIENT CARGO TANK CAPACITY.......................... 14
         6.       EFFECT OF RESCISSION...................................... 15
         7.       SCHEDULE OF PAYMENTS DUE TO PRICE ADJUSTMENTS............. 15

ARTICLE IV
                                            SUPERVISION AND INSPECTION...... 15
         1.       APPOINTMENT OF THE BUYER'S SUPERVISOR..................... 15
         2.       APPROVAL OF PLANS AND DRAWINGS............................ 15
         3.       SUPERVISION AND INSPECTION BY THE SUPERVISOR.............. 16

                                       (i)

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         4.       LIABILITY OF THE SELLER................................... 17
         5.       SALARIES AND EXPENSES..................................... 18
         6.       REPLACEMENT OF SUPERVISOR................................. 18

ARTICLE V
                                         MODIFICATION, CHANGES AND EXTRAS... 18
         1.       HOW EFFECTED.............................................. 18
         2.       CHANGES IN RULES AND REGULATIONS.......................... 19
         3.       SUBSTITUTION OF MATERIALS AND/OR EQUIPMENT................ 20
         4.       BUYER'S SUPPLIED ITEMS.................................... 20

ARTICLE VI
  TRIALS.................................................................... 21
         1.       NOTICE.................................................... 21
         2.       HOW CONDUCTED............................................. 22
         3.       TRIAL LOAD DRAFT.......................................... 22
         4.       METHOD OF ACCEPTANCE OR REJECTION......................... 23
         5.       DISPOSITION OF SURPLUS CONSUMABLE STORES.................. 24
         6.       EFFECT OF ACCEPTANCE...................................... 24

ARTICLE VII
DELIVERY.................................................................... 24
         1.       TIME AND PLACE............................................ 24
         2.       WHEN AND HOW EFFECTED..................................... 24
         3.       DOCUMENTS TO BE DELIVERED TO THE BUYER.................... 25
         4.       TITLE AND RISK............................................ 26
         5.       REMOVAL OF VESSEL......................................... 26
         6.       TENDER OF THE VESSEL...................................... 26
         7.       GAS TRIAL................................................. 27

ARTICLE VIII
DELAYS AND EXTENSION OF TIME FOR DELIVERY................................... 28
         1.       CAUSE OF DELAY............................................ 28
         2.       NOTICE OF DELAY........................................... 29

ARTICLE IX
WARRANTY OF QUALITY......................................................... 29
         1.       GUARANTEE OF MATERIAL AND WORKMANSHIP..................... 29
         2.       NOTICE OF DEFECTS......................................... 29
         3.       REMEDY OF DEFECTS......................................... 30
         4.       EXTENT OF THE SELLER'S LIABILITY.......................... 31
         5.       GUARANTEE ENGINEER........................................ 32


                                      (ii)

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ARTICLE X
 CANCELLATION BY THE BUYER.................................................. 32
ARTICLE XI
BUYER'S DEFAULT............................................................. 33
         1.       DEFINITION OF DEFAULT..................................... 33
         2.       NOTICE OF DEFAULT......................................... 33
         3.       INTEREST AND CHARGE....................................... 33
         4.       DEFAULT BEFORE DELIVERY OF THE VESSEL..................... 34
         5.       SALE OF THE VESSEL........................................ 35

ARTICLE XII
 INSURANCE.................................................................. 36
         1.       EXTENT OF INSURANCE COVERAGE.............................. 36
         2.       APPLICATION OF RECOVERED AMOUNT........................... 36
         3.       TERMINATION OF THE SELLER'S OBLIGATION TO INSURE.......... 37

ARTICLE XIII
DISPUTES AND ARBITRATION.................................................... 37
         1.        PROCEEDINGS.............................................. 37
         2.       ALTERNATIVE ARBITRATION BY AGREEMENT...................... 38
         3.       NOTICE OF AWARD........................................... 38

ARTICLE XIV
RIGHT OF ASSIGNMENT......................................................... 39

 ARTICLE XV
TAXES AND DUTIES............................................................ 39
         1.       TAXES..................................................... 39
         2.       DUTIES.................................................... 39

                                   ARTICLE XVI
                GOVERNMENTAL PERMITS, LICENSES, LAWS, AND PATENTS........... 40
         GOVERNMENTAL APPROVALS AND LICENSES................................ 40

                                  ARTICLE XVII
                                LAWS AND PERMITS
 ............................................................................ 41

ARTICLE XVIII
PATENTS, TRADEMARKS AND COPYRIGHTS.......................................... 41

ARTICLE XIX

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                                      (iii)
NOTICE...................................................................... 41

ARTICLE XX
EFFECTIVE DATE OF CONTRACT.................................................. 43
ARTICLE XXI
INTERPRETATION.............................................................. 44
         1.       LAW APPLICABLE............................................ 44
         2.       DISCREPANCIES............................................. 44
         3.       DEFINITION................................................ 44
         4.       ENTIRE AGREEMENT.......................................... 44
         5.       REGISTRATION OF VESSEL.................................... 45
         6.       LANGUAGE.................................................. 45
         7.       AMENDMENTS................................................ 45


                                      (iv)

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Schedule 1     Contract Price Installment Schedule
Schedule 2     Refund Amount Schedule (Letter of Guarantee)
Schedule 3     Refund Amount Schedule (Performance Bond)

Exhibit A      Irrevocable Letter of Refundment Guarantee
Exhibit B      Irrevocable Performance Bond from the Export Import Bank of China
Exhibit C      Irrevocable Performance Bond from Generale de Banque
Exhibit D      Certificate of Completion
Exhibit D-1    Protocol of Acceptance and Delivery
Exhibit E      Trustee's Commitment letter

                                      (iv)